SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a)
                  of the Securities Exchange Act of 1934

Filed by the Registrant  X
Filed by a Party other than the Registrant __

Check the appropriate box:

X  Preliminary Proxy Statement
__ Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2)
__ Definitive Proxy Statement
__ Definitive Additional Materials
__ Soliciting Material Pursuant to Section 140.14a-1(c) or Section
     240.14a-12

                              CANNON EXPRESS, INC.
                (Name of Registrant as Specified in Its Charter)

                              CANNON EXPRESS, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

__ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
   Item 22(a)(2) of Schedule 14A.

__ $500 per each party to the controversy pursuant to Exchange Act Rule
   14a-6(i)(3).

__ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          ________________________________________________________

     2)   Aggregate number of securities to which transaction applies:
          ________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ________________________________________________________

     4)   Proposed maximum aggregate value of transaction:
          ________________________________________________________

     5)   Total fee paid:
          ________________________________________________________

X   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:  $125.00
     2)   Form Schedule or Registration Statement No.:  Schedule 14A.
     3)   Filing Party:  Cannon Express, Inc.
     4)   Date Filed:  January 29, 1996.


                           CANNON EXPRESS, INC.
                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON    April 4,     1996


TO THE SHAREHOLDERS OF CANNON EXPRESS, INC.:

     Notice is hereby given that a Special Meeting of Shareholders of
Cannon Express, Inc., a Delaware corporation, will be held on    Thursday,
April 4    , 1996 at 10:00 a.m. local time, at the main meeting room,
Boatmen's National Bank, Springdale, Arkansas, for the following purposes:

     1. To consider a proposal to amend Article Fourth of the Company's Certificate of Incorporation to effect (A) a 1-for-500,000 reverse split (the "Reverse Stock Split") of the Company's non-voting class B common stock, par value $0.01 per share (the "Class B Common Stock") and contemporaneous purchase, for cash, of all fractional shares of Class B Common Stock at a price of $9.00 per share (prior to giving effect to the Reverse Stock Split), (B) the conversion (the "Conversion") of each whole share of Class B Common Stock outstanding after the Reverse Stock Split into 493,150 shares of voting class A common stock, par value $0.01 per share (the "Class A Common Stock") and (C) the amendment of the Certificate of Incorporation to reclassify (the "Reclassification") the Class A Common Stock and Class B Common Stock into a new, single class of common stock (the "Common Stock") (the Reverse Stock Split, Conversion and Reclassification are collectively referred to as the "Recapitalization Plan").

     2. To consider and act upon such other business as may properly come before the meeting and any adjournments thereof.

     The shareholders of Class A Common Stock and Class B Common Stock will have the right to vote as separate classes on the approval of the
Recapitalization Plan. As a result, all shareholders of record of Class A Common Stock and Class B Common Stock at the close of business on
   February 5    , 1996 will be entitled to vote at the Special Meeting.

     The Company's Proxy Statement is submitted herewith.

                                         BY THE ORDER OF THE BOARD OF
                                         DIRECTORS


                                         Dean G. Cannon
                                         President and Chairman of the
                                         Board of Directors

Springdale, Arkansas
   March 14    , 1996




YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR TO VOTE YOUR SHARES IN PERSON IN THE EVENT YOU SHOULD ATTEND THE MEETING.



                                                           PRELIMINARY COPY

                          CANNON EXPRESS, INC.
                             1457 Robinson
                       Springdale, Arkansas  72765
                       ___________________________

           PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
                      April 4    , 1996 AND ANY ADJOURNMENTS
                       ___________________________

                   SOLICITATION AND REVOCATION OF PROXY

The enclosed proxy, for use only at the Special Meeting of Shareholders to be held at the main meeting room, Boatmen's National Bank, Springdale,
Arkansas on    Thursday, April 4    , 1996 at 10:00 a.m. local time, and
any adjournments thereof, is solicited on behalf of the Board of Directors of the Company. Such solicitation is being made primarily by mail, but may also be made in person or by telephone or telegraph by officers, directors, and regular employees of the Company. All expenses incurred in the solicitation will be borne by the Company.

Any shareholder executing a proxy retains the right to revoke it at any time prior to exercise at the Special Meeting. A proxy may be revoked at any time before it is used, upon written notice to Rose Marie Cannon, Secretary of the Company. If not revoked, all properly executed proxies received will be voted at the meeting in accordance with the terms of the proxy.

This proxy material is first being mailed to shareholders on or about
   March 14    , 1996.

                        PURPOSE OF SPECIAL MEETING

     The purpose of the Special Meeting is to consider and vote upon a proposal to amend Article Fourth of the Company's Certificate of Incorporation to effect (A) a 1-for-500,000 reverse split (the "Reverse Stock Split") of the Company's non-voting class B common stock, par value $0.01 per share (the "Class B Common Stock") and contemporaneous purchase, for cash, of fractional shares of Class B Common Stock at a price of $9.00 per share (prior to giving effect to the Reverse Stock Split), (B) the conversion (the "Conversion") of each whole share of Class B Common Stock outstanding after the Reverse Stock Split into 493,150 shares of voting class A common stock, par value $0.01 per share (the "Class A Common Stock") and (C) the amendment of the Certificate of Incorporation to reclassify (the "Reclassification") the Class A Common Stock and Class B Common Stock into a new, single class of common stock (the "Common Stock") (the Reverse Stock Split, Conversion and Reclassification are collectively referred to as the "Recapitalization Plan"). The Recapitalization Plan was recommended by a Special Committee of the Board of Directors (the "Special Committee") and approved by the Board of Directors on January 26, 1996.

                       (text continued on next page)

THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


     Shareholders who own fewer than 500,000 shares of Class B Common Stock on the Effective Date (as defined) and immediately prior to the Reverse Stock Split (the "Public B Holders") will receive $9.00 per share for each share owned by such shareholders immediately prior to the Reverse Stock Split, and will no longer be shareholders of the Company except to the extent such shareholders otherwise own shares of Class A Common Stock.
Only Dean G. and Rose Marie Cannon (collectively the "Cannon Family"), each of whom own at least 533,875 shares of Class B Common Stock, will receive shares of Class A Common Stock as part of the Conversion. The number of shares of Class A Common Stock to be received by the Cannon Family pursuant to the Conversion was determined by multiplying the number of shares of Class B Common Stock held by the Cannon Family prior to the Reverse Stock Split by a fraction whose numerator is $9.00 (the same price per share price to be paid to the Public B Holders) and denominator is $9.125 (the fair market value of the Class A Common Stock on January 25, 1996).

     As of December 31, 1995, there were approximately 1,500 holders of record of Class B Common Stock. The Recapitalization Plan will constitute a going private transaction as defined under Rule 13e-3 of the Securities Exchange Act of 1934 (the "Exchange Act") with respect to the Class B Common Stock, and the Company will deregister the Class B Common Stock under the Exchange Act if the Recapitalization Plan is consummated. In connection with the Recapitalization Plan, the Company has filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 with the SEC. The Class A Common Stock, as reclassified into the Common Stock, will continue to remain outstanding and be registered under the Exchange Act, and the Company will continue to file reports under the Exchange Act, including Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

                     OUTSTANDING STOCK AND VOTING RIGHTS

     The outstanding shares of the Company as of December 31, 1995, totaled 2,161,352 shares of Class A Common Stock and 2,166,352 shares of Class B Common Stock. The shareholders of Class A Common Stock and Class B Common Stock will have the right to vote as separate classes on the approval of the Recapitalization Plan. Accordingly, each shareholder will be entitled to one vote, in person or by proxy, for each share of Class A Common Stock or Class B Common Stock owned of record by such holder at the close of
business on    February 5    , 1996 (the "Record Date").  The stock
transfer books of the Company will not be closed.

     The affirmative vote, in person or by proxy, of the holders of a majority of the outstanding shares of each of the Class A Common Stock and Class B Common Stock as of the Record Date, voting as separate classes, is required to approve the Recapitalization Plan. Although not required by the provisions of the Delaware General Corporation Law ("DGCL"), the
Special Committee has reserved the right    (the "Special Committee Veto
Power")    to disallow the Recapitalization Plan if it does not receive
   the affirmative vote of the majority     of the holders of Class B
Common Stock, as of the Record Date    , present in person or by proxy
(other than the shares held by the Cannon Family). The Special Committee Veto Power does not give Public B Holders a separate or controlling vote, or any veto power or special right, concerning approval of the
Recapitalization Plan.      See "Special Factors - Recommendation of
Special Committee."

     Broker "non-votes" (i.e. a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because

                                  2
voting instructions have not been received and the broker has no discretionary authority to vote) are not counted for purpose of determining whether the Recapitalization Plan has been approved, but will be counted
for quorum purposes.   The enclosed form of proxy provides a method for
shareholders to abstain from voting on the Recapitalization Plan. By abstaining, shares would be voted neither for nor against the Recapitalization Plan, but would be counted for quorum purposes. While there may be instances in which a shareholder may wish to abstain the Board of Directors encourages all shareholders to vote their shares in their best judgment and to participate in the voting process to the fullest extent possible.

     As of December 31, 1995, the Cannon Family beneficially owned 1,243,875 shares of Class A Common Stock and 1,103,875 shares of Class B Common Stock, which represented 58% and 51% of the outstanding shares of such classes, respectively. All such shares are expected to be voted in favor of the Recapitalization Plan. See "Description of Transaction - Interests of Certain Persons."

     The Board of Directors, acting in accordance with the recommendation of the Special Committee, has determined that the Recapitalization Plan is in the best interests of the Company and its shareholders. The Board of Directors has approved the Recapitalization Plan and recommends that shareholders vote for approval thereof.

     The Board of Directors is not aware of any other matter that will be presented for consideration at the Special Meeting. However, if any other matter should properly come before the Special Meeting, including but not limited to any procedural matter relating to the conduct of the Special Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.


























                                   3

                              TABLE OF CONTENTS
                                                                    PAGE

SOLICITATION AND REVOCATION OF PROXY                                   1

PURPOSE OF SPECIAL MEETING                                             1

OUTSTANDING STOCK AND VOTING RIGHTS                                    2

SUMMARY                                                                4

SPECIAL FACTORS                                                        9
     Background and Reasons for the Recapitalization Plan              9
     Recommendation of Special Committee                              15
        Board of Directors' Approval                                  16
     Opinion of Financial Advisor                                     17

DESCRIPTION OF TRANSACTION                                            20
     The Recapitalization Plan                                        20
     Conduct of the Company's Business After the Recapitalization
        Plan                                                          21
     Comparison of Capital Stock Before and After Recapitalization
        Plan                                                          21
     Federal Income Tax Consequences                                  23
     Interests of Certain Persons                                     24
     Dissenters' Appraisal Rights                                     25
     Delivery of Certificates Representing Fractional Shares          26
     Payment of Cash in Exchange for Fractional Shares                26
     Source of Funds; Financing                                       26

HISTORICAL FINANCIAL INFORMATION                                      27

PRO FORMA FINANCIAL INFORMATION                                       27

PRINCIPAL SHAREHOLDERS; CLASS A DILUTION                              35

SECURITY OWNERSHIP OF MANAGEMENT                                      35

MARKET FOR COMMON STOCK; DIVIDENDS                                    36

AVAILABLE INFORMATION                                                 36

DOCUMENTS INCORPORATED BY REFERENCE                                   37

EXPERTS                                                               37

EXPENSES                                                              37

APPENDICES                                                            39

     Appendix A-1:  Amended and Restated Article "FOURTH" to Certificate of
                    Incorporation
     Appendix A-2:  Existing Article "FOURTH" to Certificate of
                    Incorporation
     Appendix B:    Opinion of Llama Company, financial advisor to the
                    Special Committee.
     Appendix C:       Articles "FIFTH," "SEVENTH," "EIGHTH," "TENTH," and
                    "TWELFTH" to Certificate of Incorporation.

                                   4

                                SUMMARY

     The following is a summary of certain information contained elsewhere or incorporated by reference in this Proxy Statement. This Summary is necessarily incomplete and is qualified in its entirety by, and reference is made to, the more detailed information in this Proxy Statement and the documents referred to and incorporated herein by this reference.

The Company

     Cannon Express, Inc., a Delaware corporation (the "Company") is an irregular route, truckload carrier with headquarters located at 1457 Robinson, Springdale, Arkansas, 72765. The Company transports a wide range of general commodities in the United States pursuant to nationwide operating authorities granted by the Interstate Commerce Commission and in Canada through operating authorities granted by the Canadian provinces.

The Recapitalization Plan

     On January 26, 1996, the Special Committee of the Board of Directors unanimously approved the Recapitalization Plan which consists of the following components:

     (A) a 1-for-500,000 reverse split of the Class B Common Stock and contemporaneous purchase, for cash, of all fractional shares of non-voting Class B Common Stock at a price of $9.00 per share (prior to giving effect to the Reverse Stock Split);

     (B) the conversion of each whole share of Class B Common Stock outstanding after the Reverse Stock Split into 493,150 shares of voting Class A Common Stock; and

     (C) the reclassification of the Class A Common Stock and Class B Common Stock into a new, single class of Common Stock.

     The Recapitalization Plan will involve an amendment to and restatement of Article "Fourth" of the Company's Certificate of Incorporation. Such amendment is set forth in Appendix A-1 attached hereto (the "Restated Article Fourth").

     All Public B Holders will receive $9.00 per share for each share of Class B Common Stock owned by such shareholders immediately prior to the Reverse Stock Split, and will no longer be shareholders of the Company except to the extent such shareholders otherwise own shares of Class A Common Stock. Only the Cannon Family, each of whom own at least 533,875 shares of Class B Common Stock, will receive shares of Class A Common Stock as part of the Conversion. The number of shares of Class A Common Stock to be received by the Cannon Family pursuant to the Conversion was determined by multiplying the number of shares of Class B Common Stock held by the Cannon Family prior to the Reverse Stock Split by a fraction whose numerator is $9.00 (the same price per share price to be paid to the Public B Holders) and denominator is $9.125 (the fair market value of the Class A Common Stock on January 25, 1996).

The Special Meeting.

     The Special Meeting is scheduled to be held on    Thursday, April
4    , 1996 at 10:00 a.m. local time, at the main meeting room, Boatmen's

                                   5

National Bank, Springdale, Arkansas to consider and vote on the Recapitalization Plan and to transact such other business as may properly come before the Special Meeting or any adjournments thereof. The shareholders of Class A Common Stock and Class B Common Stock will have the right to vote as separate classes on the approval of the Recapitalization Plan. As a result, all shareholders of record of Class A Common Stock and
Class B Common Stock on the close of business on    February 5    , 1996
will be entitled to vote at the Special Meeting.

Vote Required

     The outstanding shares of the Company as of December 31, 1995, totaled 2,161,352 shares of Class A Common Stock and 2,166,352 shares of Class B Common Stock. The affirmative vote, in person or by proxy, of the holders of a majority of the outstanding shares of each of the Class A Common Stock and Class B Common Stock as of the Record Date, and voting as separate classes, is required to approve the Recapitalization Plan. Although not required by the provisions of the Delaware General Corporation Law ("DGCL"), the Special Committee has reserved the right to disallow the
Recapitalization Plan if it does not receive    affirmative vote of the
majority     of the holders of         Class B Common Stock, as of the
Record Date    ,present in person or by proxy     (other than the shares
held by the Cannon Family.     The Special Committee Veto Power does not
give Public B Holders a separate or controlling vote, or any veto power or special right, concerning approval of the Recapitalization Plan.

     As of December 31, 1995, the Cannon Family beneficially owned 1,243,875 shares of Class A Common Stock and 1,103,875 shares of Class B Common Stock, which represented 58% and 51% of the outstanding shares of such classes, respectively. All such shares are expected to be voted in favor of the Recapitalization Plan. See "Description of Transaction - Interest of Certain Persons."

Effective Date

     The Recapitalization Plan will become effective (the "Effective Date") immediately upon the filing of the Restated Article Fourth with the Secretary of State of Delaware. Such filing is expected to occur as soon as practicable after the Special Meeting.

   Advantages and Disadvantages of Transaction.

      The Recapitalization Plan will present certain potential advantages and disadvantages to the Company, holders of the Class A Common Stock and Public B Holders, respectively.

     Company and Class A Common Stockholders.    The potential advantages
to the Company and the Class A Common Stock shareholders include the following: (i) reduction in the number of shares outstanding of the Company's capital stock (which would result in a pro forma increase in earnings per share for the year ended June 30, 1995 of $.50 and for the three month period ended September 30, 1995 of $.07(see "Special Factors - Recommendation of Special Committee"); and (ii) elimination of perceived negative market conditions resulting from the dual class structure (see "Special Factors - Background and Reasons for the Recapitalization Plan"). The potential disadvantages of the Recapitalization Plan to the Company and



                                   6
the Class A Common Stock shareholders include the following: (i) reduction of the Company's working capital by $11,297,168 and the resulting reduction in book value per share (see "Special Factors - Recommendation of Special Committee" and "Pro Forma Financial Information") and (ii) increase of the Cannon Family's ownership of voting stock of the Company from 58% to 71%, which would enhance their control of the Company and their ability to effect certain fundamental corporate changes. (see "Description of the Transaction - Interests of Certain Persons").

     Public B Holders. The primary advantage of the Recapitalization Plan to the Public B Holders is their receipt of the purchase price, in cash, of $9.00 per share (prior to giving effect to the Reverse Stock Split) which represents a premium of 41% over the closing market price of the Class B Common Stock one day prior to the public announcement of the Recapitalization Plan and, as of the date immediately preceding this proxy statement, constitutes a ___% premium over the market price. See "Special Factors - Recommendation of the Special Committee". The potential disadvantages of the Recapitalization Plan to the Public B Holders are as follows: (i) they will not participate in the Conversion and, accordingly, will not have an opportunity to share the benefits of the Company's potential future growth, cash flow and earnings, if any, except to the extent that they otherwise own or purchase shares of Class A Common Stock and (ii) their receipt of cash for fractional interests of Class B Common Stock will constitute a taxable transaction for federal income tax purposes and may be a taxable transaction under applicable state, local, foreign and other tax laws. See "Description of Transaction - Federal Income Tax Consequences".

Background and Reasons for the Recapitalization Plan

     In December 1992, the Company effected a recapitalization proposal (the "1992 Recapitalization Plan") to (i) reclassify the Company's existing common stock as Class A Common Stock and authorize a new non-voting Class B Common Stock, (iii) increase the authorized shares of capital stock from 10 million to 20 million, and (iv) establish the rights, powers and limitations of the Class A Common Stock and Class B Common Stock. The 1992 Recapitalization Plan was adopted because it was believed that a dual class structure could provide financial flexibility, stockholder flexibility and continuity of the Company's management and its long-term plans and objectives. It was believed that these advantages outweighed the potential disadvantages of the dual class plan. However, many of the anticipated advantages of the dual class structure did not occur and it is believed that such structure may in fact have led to confusion in the marketplace, including prices for the Class A and Class B Common Stock which have been lower than industry averages. The foregoing market conditions were exacerbated in mid-1995 when prices for stocks of most publicly-traded truckload and less-than-truckload carriers declined due primarily to the imbalance in shipping volume and capacity. During calendar year 1995, both
classes of the Company's stock        traded in multiples ranging from 6 to
10 times earnings, both of which are substantially below historical and
industry averages.     In February 1996, the Company was notified by the
NASD that the Class B Common Stock no longer qualifies for trading on NASDAQ's National Market System due to the lack of market makers in the stock. It advised the Company that it will seek removal of the Class B Common Stock from the National Market System in the near future.



                                   7

     In an effort to identify and rectify the problems    associated
with     the Company's    dual class structure, the Company's     Board of
Directors determined    in July 1995     that the elimination of the dual
class structure, with a return to a single, publicly-traded class of common
stock was advisable.   At the Board's request, Company management, Llama
Company, as the Company's financial advisor, and legal counsel collected information and outlined various alternatives including: (a) a "going private" transaction, whereby both publicly traded classes of the Company's capital stock would be repurchased or retired; (b) a redemption or repurchase of all outstanding shares of Class B Common Stock, including those owned by the Cannon Family and (c) a redemption or repurchase of all publicly traded shares of Class B Common Stock, excluding those owned by the Cannon Family, who would be permitted to exchange shares of Class B Common Stock owned by them for shares of Class A Common Stock of the Company at an exchange rate to be determined.

     For various reasons outlined in more detail under "Special Factors - Background and Reasons for the Recapitalization Plan," the Board determined that the option of retiring, redeeming or repurchasing the publicly traded shares of Class B Common Stock could accomplish the desired goal of dual class consolidation without unduly burdening the Company with debt, so long as the Cannon Family would be agreeable to exchanging shares of Class B Common Stock owned by them in return for shares of Class A Common Stock, at a fair exchange rate. The Board appointed the Special Committee to review, evaluate and make a recommendation to the Board with respect to a potential recapitalization transaction which would result in the repurchase and/or conversion of all or a portion of the Class B Common Stock. Thereafter, the Board and the Special Committee considered two basic alternatives for effecting such a recapitalization: (i) a tender offer by the Company for all publicly traded shares of its Class B Common Stock, followed by either an exchange or reverse split/redemption for some or all of the remaining Class B Common Stock and (ii) a reverse split of all shares of Class B Common Stock, ultimately followed by a cash redemption of publicly held fractional shares (and an exchange of shares of Class A Common Stock for all remaining whole shares of Class B Common Stock held by the Cannon Family).

     After substantial consideration, the Board and Special Committee determined that the reverse split/redemption proposal presently before
stockholders was in the best interests of the Company.   This determination
was based upon a weight of the perceived advantages and disadvantages of each alternative, including the fact that no assurance could be given that certain advantages such as reduced number of total outstanding shares would be available to the Company in the event of a tender offer. Although a reverse split/redemption would be involuntary in nature in that once approved by stockholders, minority holders of Class B Common Stock would receive cash in return for their shares, even if such persons preferred to hold such shares, a tender offer also contained an involuntary aspect, in that Class B holders would also not have the choice of retaining ownership of Class B shares. Assuming a fair price would be paid to the Class B shareholders, the reverse split/redemption alternative, on the other hand, was believed to be the most efficient method of consolidating the stock classes of the Company while achieving two other goals of liquefying large heretofore illiquid blocks of Class B Common Stock with excess working capital and assuring a requisite reduction of the total number of shares outstanding. See "Special Factors - Background and Reasons for the Recapitalization Plan."


                                   8
Recommendation of Special Committee

     On January 26, 1996, the Special Committee held a meeting at which it formally considered the Recapitalization Plan. Based upon a number of factors, including those described below, the Special Committee concluded that the Recapitalization Plan was fair to the Public B Holders and recommended approval to the Board of Directors. The factors considered by the Special Committee included: (a) the opinion of Llama Company, the financial advisor to the Company and Special Committee to the effect that $9.00 per share to be received in the Reverse Stock Split was fair to the Public B Holders from a financial point of view; (b) the Special Committee's review of financial and other information obtained from the Company and the presentation of information, both orally and in writing, by
Llama Company;    (c) the lack of a significant public trading market for
the Class B Common Stock and the relative illiquidity for the Public B Holders, as well as, the likelihood that such market conditions will continue in the future; (d) the process by which the redemption price to be received in the Reverse Stock Split by the Public B Holders was determined.

   Board of Directors' Approval

     Upon receipt of the Special Committee's recommendation, the full Board of Directors deliberated on whether to approve the Recapitalization Plan. In its deliberations, the Board of Directors considered the following factors in addition to the factors and analyses underlying the Special Committee's recommendation: (i) the impact of the Recapitalization Plan on the Company's liquidity, leverage, earnings per share and shareholder return, both individually and in comparison to alternative structures and
(ii) the attractiveness of the investment to the Company, when compared to the current market price of and premium paid for the Class B Common Stock. The Board of Directors, upon completion of its deliberations and subject to the reservation by the Special Committee of the Special Committee Veto Power, unanimously voted to approve the Recapitalization Plan and to recommend approval of said plan to the shareholders of the Company.

Opinion of Financial Advisor

     On January 26, 1996, Llama Company delivered its oral opinion, which was subsequently confirmed in writing, to the Special Committee to the effect that, as of such date, the $9.00 per share in cash to be paid to the Public B Holders owning less than 500,000 shares of Class B Common Stock was fair, from a financial point of view, to such shareholders. The full text of the written opinion of Llama Company, which sets forth the assumptions made, procedures followed, matters considered and scope of review, is attached hereto as Appendix B. Shareholders are urged to and should read such opinion in its entirety. See "Special Factors - Opinion of Financial Advisor."

Interests of Certain Persons

     Dean G. Cannon is Chairman of the Board of Directors and President of the Company, and Rose Marie Cannon is Secretary, Treasurer and a Director of the Company. The Recapitalization Plan will increase the percentage of outstanding common stock beneficially owned by the Cannon Family from approximately 58% to approximately 71% and will increase their voting control over the Company by an equal percentage. As a result, the Cannon


                                   9
Family will be able to share a greater percentage of the benefits of the Company's potential future growth, cash flow and earnings, if any, than their current equity holdings would afford. Furthermore, the Cannon Family's receipt of shares of Class A Common Stock for their Class B Common Stock as part of the Conversion will constitute a tax-free exchange for federal income tax purposes. In contrast, the Public B Holders will not participate in the Conversion and their receipt of cash for fractional interests of Class B Common Stock will constitute a taxable transaction for federal income tax purposes and may be a taxable transaction under applicable state, local, foreign and other tax laws. See "Description of Transaction - Federal Income Tax Consequences." The Public B Holders also will not have an opportunity to share the benefits of the Company's potential future growth, cash flow and earnings, if any, except to the extent that they otherwise own or purchase shares of Class A Common Stock.

Source of Funds

     The Company estimates that the total cost to be incurred by the Company to complete the Recapitalization Plan, including cash payments to shareholders for fractional shares of Class B Common Stock and transactional expenses, will be approximately $11,297,168. The Company intends to finance the Recapitalization Plan out of existing internal
working capital.     Management believes that the use of existing working
capital for this purpose will not impair the Company's financial
position.      However, following the Recapitalization Plan, the Company
may procure a $5 million working capital credit facility with an unaffiliated lender.

Surrender of Class B Common Stock Certificates

     Promptly following approval of the Recapitalization Plan, ________________________, as exchange agent (the "Exchange Agent"), will mail letters of transmittal and instructions to all shareholders of Class B Common Stock on the Effective Date to be used in surrendering their certificates representing shares of Class B Common Stock in exchange for
(a) cash, in the case of Public B Holders and (b) certificates representing the number of shares of Common Stock to be received for shares of Class B Common Stock after giving effect to the Recapitalization Plan, plus cash for any fractional share interests, in the case of the Cannon Family. Shareholders are requested not to send their stock certificates until they receive instructions from the Exchange Agent.

     As part of the Recapitalization Plan, all outstanding shares of Class A Common Stock will be reclassified into shares of Common Stock. After the Recapitalization Plan is consummated, certificates representing shares of Class A Common Stock will automatically be deemed to represent an equal number of shares of Common Stock, and no action will be required on the part of shareholders of Class A Common Stock to exchange their certificates representing shares of Class A Common Stock.

Federal Income Tax Consequences

     The Recapitalization Plan will qualify as a tax-free reorganization of the Company under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, the Company will not recognize any gain or loss as a result of the Recapitalization Plan. The receipt of cash for fractional shares of Class B Common Stock will be a taxable transaction for federal


                                   10
income tax purposes, and may be a taxable transaction under applicable state, local, foreign and other tax laws. For federal income tax purposes, shareholders (other than the Cannon Family) who receive cash for fractional shares of Class B Common Stock will generally recognize gain or loss equal to the difference between the shareholder's tax basis in the shares of Class B Common Stock and the amount of cash received. The Cannon Family, who will receive shares of Class A Common Stock as part of the Conversion, will not recognize any gain or loss with respect to the receipt of such new shares, but their receipt of cash for any fractional shares of Class B Common Stock will constitute a transaction taxable as a dividend. Shareholders of Class B Common Stock are urged to consult their own tax advisor as to the tax consequences of the Recapitalization Plan. See "Description of Transaction--Federal Income Tax Consequences."

Dissenters' Appraisal Rights

     No appraisal or dissenters' rights are available under the DGCL to shareholders who dissent from the Recapitalization Plan. Stockholders will be entitled to any other rights and remedies available under the DGCL or federal or state securities laws in connection with the adoption of the
Recapitalization Plan.   See "Description of Transaction -Dissenters'
Appraisal Rights."

Common Stock Information

     The Company's Class A Common Stock and Class B Common Stock are traded on the NASDAQ National Market System under the symbols CANXA and CANXB. As of December 31, 1995, the Company had outstanding 2,161,352 shares Class A Common Stock and 2,166,352 shares of Class B Common Stock. The Company has not paid any dividends on its common stock. The present policy of the Company is to retain cash earnings to provide funds for operations and expansion of the Company's business. Following the Recapitalization Plan, all authorized and outstanding shares of Class B Common Stock will be cancelled and deregistered under the Exchange Act, each whole share of Class B Common Stock outstanding after the Reverse Stock Split will be converted into 493,150 shares of Class A Common Stock, each share of Class A Common Stock will be reclassified into Common Stock, and the Common Stock will be the Company's solely authorized class of capital stock. The Common Stock will continue trading on the NASDAQ National Market System following the Recapitalization Plan. See "Market for Common Stock; Dividends."

                            SPECIAL FACTORS

Background and Reasons for the Recapitalization Plan

     In December 1992, the Company effected the 1992 Recapitalization Plan whereby Article Fourth of the Company's Certificate of Incorporation was amended to (i) reclassify the Company's existing common stock as Class A Common Stock, (ii) authorize a new non-voting Class B Common Stock, (iii) increase the authorized shares of capital stock from 10 million to 20 million, and (iv) establish the rights, powers and limitations of the Class A Common Stock and Class B Common Stock. The 1992 Recapitalization Plan had been approved by the Company's shareholders at the Annual Meeting of Stockholders on November 19, 1992.

     In considering the 1992 Recapitalization Plan, the Company's Board of Directors discussed, among other things, the Company's capital structure,


                                   11
concerns about voting power dilution resulting from possible issuances of additional voting Common Stock, and a dual class capital structure. As a result of such discussions, the Company's Board of Directors determined that a dual class structure, subject to applicable regulatory limitations, could offer the Company possible advantages that outweighed potential disadvantages. The Board considered as particularly favorable to the Company the attributes of a dual class stock plan that would provide financial flexibility, stockholder flexibility and continuity of the Company's management and its long-term plans and objectives. Specifically, the advantages contemplated with respect to the dual class structure were:

     (1) Increased flexibility in the future to issue common equity in financings, acquisitions and incentive compensation plans without diluting the voting power of any existing stockholder, including members of the Cannon Family and management.

     (2) Increased management continuity including a capital structure permitting the Cannon Family and management, to dispose of up to 50% of their equity holdings (through sales of Class B Common Stock) in the Company without affecting their relative voting rights.

     (3) Enhanced ability to attract and retain highly qualified key employees.

     However, notwithstanding efforts by the Company in adopting terms designed to reduce or eliminate the economic reasons for the Class A and Class B Common Stock to trade at disparate prices, the Class B Common Stock had traded at prices and with volume substantially below that of the Class A Common Stock.

     The following tables set forth the (i) historical stock prices for the Company's Class A Common Stock and Class B Common Stock and (ii) annual trading volumes for the Class A Common Stock and Class B Common Stock for the calendar years 1992 through 1995:

                         Cannon Express, Inc.
          Stock Prices for Class A and Class B Common Stock
                      Calendar Year 1992 to 1995

     THE FOLLOWING NARRATIVE DESCRIPTION OF GRAPHIC MATERIAL THAT HAS BEEN OMITTED FROM THE ELECTRONIC FILING IS PROVIDED PURSUANT TO SECTION 304(A) OF REGULATION S-T: The omitted graph depicts the average weekly trading prices of Class A and Class B Common Stock from 1992 to 1995. The source of the information was Bloomberg Financial Markets. The vertical axis of the chart contains the stock price per share and it begins at two dollars ($2) and increases to sixteen dollars ($16) in one dollar ($1) increments. The horizontal axis of the chart contains the calendar years and it begins shortly before 1992 and continues into the middle of 1995. With a few exceptions, the graph depicts that the Class B Common Stock has generally traded at prices less than or equal to the Class A Common Stock. The graph also depicts that the Class B Common Stock has frequently traded at prices below the Class A Common Stock, with a price difference as high as approximately two dollars ($2) per share at times.






                                   12

                         Cannon Express, Inc.
       Annual Trading Volume for Class A and Class B Common Stock
                      Calendar Year 1992 to 1995

     THE FOLLOWING NARRATIVE DESCRIPTION OF GRAPHIC MATERIAL THAT HAS BEEN OMITTED FROM THE ELECTRONIC FILING IS PROVIDED PURSUANT TO SECTION 304(A) OF REGULATION S-T: The omitted graph depicts the annual trading volume for the Class A and Class B Common Stock from 1992 to 1995. The source of the information was Bloomberg Financial Markets. The vertical axis of the chart contains trading volume and it begins at 500,000 shares and increases to 3,500,000 in increments of 250,000. The horizontal axis contains the calendar years and it begins in 1992 and ends in 1995. At the start of each of the following years, the chart depicts the approximate trading volume for the Class A and Class B Common Stock as follows:

                                                 Class A                                         Class B
   Year                                       Common Stock                                    Common Stock
   1992                              Between 3,250,000 and 3,500,000                   Not Applicable
   1993                              Between 1,250,000 and 1,500,000                   Between 750,000 and 1,000,000
   1994                              Between 750,000 and 1,000,000                     Between 750,000 and 1,000,000
   1995                              Between 500,000 and 750,000                       Between 500,000 and 750,000

     Due to the foregoing market disparities, the Board of Directors of the Company has not found that the issuance of Class B Common Stock in connection with financings, acquisitions, and incentive compensation plans would be advantageous to the Company. Moreover, due to the price disparity, neither the Cannon Family nor management have elected to sell any shares of Class B Common Stock owned by them. Accordingly, many of the anticipated advantages of the dual class structure did not occur. In addition, management of the Company increasingly believed that the dual class structure led to some confusion in the marketplace, which confusion was believed to contribute to prices for the Class A and Class B Common Stock which were lower than industry averages.

     The foregoing market conditions were exacerbated in mid-1995 when prices for stocks of most publicly-traded truckload and less-than-truckload carriers declined due primarily to the imbalance in shipping volume and capacity. During calendar year 1995, both classes of the Company's stock traded in multiples ranging from  6 to 10 times earnings, both of
which are substantially below historical and industry averages.     In
February 1996, the Company was notified by the NASD that the Class B Common Stock no longer qualifies for trading on NASDAQ's National Market System due to the lack of market makers in the stock. It advised the Company that it will seek removal of the Class B Common Stock from the National Market System in the near future.

     In an effort to identify and rectify    the problems associated with
the dual class structure,     the Company's Board of Directors at a special
meeting in July, 1995 met with Company management and legal counsel to preliminarily discuss various structures as a means to enhance the Company's ability to meet its long-term capital objectives and eliminate perceived market problems. It was determined that the elimination of the dual class structure, with a return to a single, publicly-traded class of


                                  13
common stock was advisable. The board authorized management to discuss these structures and market conditions with a financial advisor. During the subsequent months, Company management, Llama Company, as the Company's financial advisor, and legal counsel collected information and outlined various alternatives.

     On October 19, 1995, the Company's Board of Directors, their legal counsel and representatives of Llama Company met in a special meeting to discuss their findings. The Board of Directors of the Company outlined the following structures as potentially in the best interests of the Company:

     (a) a "going private" transaction, whereby both publicly traded classes of the Company's capital stock would be repurchased or retired;

     (b) a redemption or repurchase of all outstanding shares of Class B Common Stock, including those owned by the Cannon Family; and

     (c) a redemption or repurchase for cash of all publicly traded shares of Class B Common Stock, excluding those owned by the Cannon Family, who would be permitted to exchange shares of Class B Common Stock owned by them for shares of Class A Common Stock of the Company at an exchange rate to be determined.

     Each of these alternatives achieved a portion of the desired result, i.e., the consolidation of both classes of the Company's stock into a single class. However, as noted, the Board also deemed it necessary to choose an alternative that could best enhance the Company's ability to meet its long-term capital objectives. The "going private" alternative was initially dismissed by the Board as an attractive alternative because, based on the advice of Llama Company, borrowings necessary to achieve a "going private" transaction would not be available on favorable terms.
   Further, management of the Company determined that having a publicly traded class of equity stock benefits the Company's financing and employee
compensation programs.      Such benefits would be lost in a "going
private" transaction.     Although the Company presently has no plans to
issue additional equity securities in the near future (other than issuances pursuant to employee stock options) the Special Committee believes the ability to raise equity in public capital markets is a significant benefit to the Company.

     The Board of Directors initially determined that the most desirable alternative which also achieved long-term capital objectives involved the redemption or repurchase for cash of all outstanding shares of Class B Common Stock, including those owned by the Cannon Family. This alternative would have contemplated a reverse stock split or a tender offer for all shares of Class B Common Stock at a fixed price. At the October 19, 1995 meeting of the Board, Llama Company provided the Board with information as to the amount, kind and availability of financing that would be necessary to accomplish this alternative. The Board unanimously adopted a resolution authorizing and directing Company management, Llama Company and legal counsel to pursue such financing and then report their findings to the Board at a special meeting to be held in November, 1995.

     After the October meeting, Llama Company prepared certain materials with which investors could evaluate an investment in the Company for the foregoing purposes and contacted numerous sources of potential financing, each of which sources were large financial institutions with experience in


                                   14
transactions of a similar nature. Eight potential investors elected to review the written materials prepared by Llama Company. Several of these sources promptly declined to pursue the transaction. Several remained interested and continued negotiation over terms of potential financing. Management of the Company expressed concern during this process that the amount and cost of indebtedness necessary to retire all shares of Class B Common Stock could impair the ability of the Company to finance its growth in the future.

     At a special meeting of the Company's Board on November 20, 1995, it was determined by the Board that the retirement of all outstanding shares of Class B Common Stock would not be in the Company's best interests in light of the amount and cost of indebtedness and other financing to be incurred by the Company in order to accomplish this end. The Board of Directors authorized Llama Company to terminate all negotiations with third parties with respect to the financing of a retirement of all shares of Class B Common Stock. The Board authorized Llama Company and legal counsel to pursue the option of retiring, redeeming or repurchasing the publicly traded shares of Class B Common Stock. Based upon preliminary discussions regarding this alternative, the Board expressed a belief that this alternative could accomplish the desired goal of dual class consolidation without unduly burdening the Company with debt, so long as the Cannon Family would be agreeable to exchanging shares of Class B Common Stock owned by them in return for shares of Class A Common Stock, at a fair exchange rate. The Board also identified the illiquidity of the Class B Common Stock as a factor in their analysis of the recapitalization alternatives. Based on market data, it appeared to the Board that low trading volumes made many Class B Common Stock holdings illiquid. Thus, an option that used excess working capital to liquify larger Class B stockholdings would be preferred.

     On December 5, 1995, the Board of Directors of the Company established the Special Committee to review, evaluate and make a recommendation to the Board with respect to a potential recapitalization transaction which would involve the repurchase and/or conversion of all or a portion of the Class B Common Stock. See "- Recommendation of Special Committee."

     At a special meeting of the Board on December 12, 1995, the Board and Special Committee considered two basic alternatives (collectively, the "Recapitalization Alternatives"):

     (i) a tender offer by the Company for all publicly traded shares of its Class B Common Stock, followed by either an exchange or reverse split/redemption for some or all of the remaining Class B Common Stock; and

     (ii) a reverse split of all shares of Class B Common Stock, ultimately followed by a cash redemption of publicly held fractional shares (and an exchange for shares of Class A Common Stock for all remaining whole shares of Class B Common Stock) held by the Cannon Family.

     After substantial discussion in which each of the Recapitalization Alternatives was considered, the Board and Special Committee elected to further evaluate the alternatives. The factors considered by the Board were as follows:

     (a) The Tender Offer Alternative. This alternative contemplated a cash tender offer for all publicly traded Class B Common Stock,


                                   15
approximately 49% (or 1,000,000 shares). The Class B shareholders would receive a per share cash price to be determined by the Special Committee after consultation with its financial advisor, which price presumably would have involved a premium over the current market price of the Class B Common Stock.

     A tender offer involves a voluntary act on the part of the tendering Class B stockholder and thus is perceived as less coercive than the reverse stock split alternative discussed below. However, for various reasons, the Board was concerned that a number of publicly held shares of Class B Common Stock would not be tendered in a tender offer of the type described above. Of course, the number of shares of Class B Common Stock ultimately tendered would be substantially dependent upon the per share price offered therefor. Failure to acquire a sufficient number of shares of Class B Common Stock would have obviated the benefit to the Company of initiating a recapitalization. However, the Company might also lose these benefits if it offers an excessive premium for the shares of Class B Common Stock.

     In all cases, however, some shares of Class B Common Stock would not be tendered, and the Board must consider and adopt a mechanism for dealing with these shares to complete a consolidation of the classes. There are two basic alternatives: (i) reverse split for all remaining shares of Class B Common Stock, with a cash redemption of all fractional shares of Class B Common Stock, or (ii) exchange of remaining shares of Class B Common Stock for shares of Class A Common Stock. The first alternative was effectively the same as a reverse split/redemption option below. Depending upon the number of shares tendered, permitting an exchange of remaining shares of Class B Common Stock for remaining shares of Class A Common Stock could eliminate or reduce many of the benefits of the class consolidation including a reduced number of outstanding shares. Moreover, this alternative would force those not agreeable to the Class B shares tender price to exchange shares of Class B Common Stock for shares of Class A Common Stock, and thus contained a level of involuntary participation.
   Any involuntary mechanism for dealing with non-tendered shares would have, in the Special Committee's view, undermined the voluntary nature of the original tender offer proposal.

     (b) The "Reverse Split/Redemption Alternative." This alternative contemplates an amendment to the Company's Certificate of Incorporation effecting a "reverse stock split," thereby reducing all but the Cannon Family's shares to fractional interests. Fractional shares would be contemporaneously redeemed by the Company for a fair cash price to be determined by the Special Committee. Non-fractional interests would ultimately be exchanged for shares of Class A Common Stock at an exchange ratio determined by the Board. In this scenario, only the Cannon Family would be permitted to receive shares of Class A Common Stock in exchange for shares of Class B Common Stock.

     At its December 18, 1995 special meeting, the Board and Special Committee determined that the reverse split/redemption proposal presently before stockholders was in the best interests of the Company. This determination was based upon the weight of the perceived advantages and disadvantages of each alternative, including the fact that no assurance could be given that certain advantages such as reduced number of total outstanding shares would be available to the Company in the event of a tender offer.



                                   16
     Although a reverse split/redemption would be involuntary in nature in that once approved by stockholders, minority holders of Class B Common Stock would receive cash in return for their shares, even if such persons preferred to hold their shares, a tender offer also contained an involuntary aspect, in that Class B holders would also not have the choice of retaining ownership of Class B shares. Assuming a fair price would be paid to the Class B shareholders, the reverse split/redemption alternative, on the other hand, was believed to be the most efficient method of consolidating the stock classes of the Company while achieving two other goals of liquefying large heretofore illiquid blocks of Class B Common Stock with excess working capital and assuring a requisite reduction of the total number of shares outstanding.

     (c) Other Options. A total exchange of Class B Common Stock for Class A Common Stock was also considered by the Board and Special Committee. Although an exchange was thought to accomplish class consolidation, it was not adopted due to (i) the involuntary nature of any successful exchange, (ii) the failure of any such exchange to liquify blocks of Class B Common Stock with working capital, and (iii) the failure of any such exchange to reduce the total number of outstanding shares.
   A purely involuntary transaction such as a mandatory exchange of stock was not preferred by the Special Committee because it was believed that some stockholders would view such an exchange as coercive in nature, since such an exchange transaction could be accomplished without stockholder approval.

Recommendation of the Special Committee

     On December 5, 1995, the Board of Directors of the Company established the Special Committee, comprised of Uvalde R. Lindsey and Roy E. Stanley. Messrs. Lindsey and Stanley were selected as members of the Special Committee since they are the only directors of the Company who (i) do not own a material amount of Class A or Class B Common Stock and (ii) have not at any time been an officer or employee of the Company. The Special Committee was established to review, evaluate and make a recommendation to the Board with respect to a potential recapitalization transaction which would result in the repurchase and/or conversion by the Company of all or a portion of the Class B Common Stock. The Special Committee was also authorized to utilize a financial advisor to review and evaluate any proposed transaction and to advise the Special Committee whether such transaction was fair, from a financial point of view, to the Public B Holders. At the December 5, 1995 meeting, consideration was given by the Special Committee to retaining Llama Company, an investment banking firm who had representatives present at the meeting and who had advised the Company in exploring the various alternative structures to the Recapitalization Plan, to act as its financial advisor.

     At a special meeting of the Board on December 12, 1995, the Board and Special Committee considered the Recapitalization Alternatives described in detail above and ultimately determined that the reverse split/redemption alternative was in the best interest of the Company. Additionally, the Special Committee formally retained Llama Company to review, evaluate and
render    , solely on behalf of the Public B Holders,     a fairness
opinion with respect to the transaction    from a financial point of view.
See "-Opinion of Financial Advisor" for a description of certain relationships between the Company and Llama Company.



                                   17
     On January 26, 1996, the Special Committee concluded that the Recapitalization Plan was fair to the Public B Holders and recommended
approval thereof to the Board of Directors.   In reaching this conclusion
and in making its recommendation to the Board, the Special Committee considered a number of factors including:

- The opinion of Llama Company to the effect that $9.00 per share to be received in the Reverse Stock Split was fair to the Public B Holders.

- The Special Committee's review of financial and other information obtained from the Company and the presentation of information, both orally and in writing, by Llama Company.



- The lack of a public trading market for the Class B Common Stock and the lack of liquidity for the Public B Holders, as well as, the prospect that such conditions will continue in the future.



   - The procedure by which the price to be received in the Reverse Stock Split by the Public B Holders was determined as fair to such Holders, which procedure the Special Committee determined was undertaken in a manner that was reasonably likely to lead to a fair price. See "Background and Reasons for the Recapitalization Plan" for a description of the deliberations involved in such procedure.

     In view of the wide variety of factors considered in connection with its evaluation of the Recapitalization Plan, the Special Committee did not find it practical to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determination. The Special Committee considered each of the factors listed to be an integral basis of its determination to recommend the Recapitalization Plan and was not able to assign importance to any one factor over another factor.

     The Special Committee also took into consideration the fact that the Public B Holders will not participate in the Conversion and will not have an opportunity to share the benefits of the Company's potential future growth, cash flow and earnings, if any, except to the extent that they otherwise own or purchase shares of Class A Common Stock. Although the Cannon Family will receive Class A Common Stock pursuant to the Conversion on an equivalent basis to the per share cash consideration received by the Public B Holders pursuant to the Reverse Stock Split, the Special Committee recognized that the Cannon Family will, as a result of the Conversion, be able to share a greater percentage of the benefits of the Company's potential future growth, cash flow and earnings, if any, than their current equity holdings would afford. Furthermore, the Cannon Family's receipt of shares of Class A Common Stock for their Class B Common Stock as part of the Conversion will constitute a tax-free exchange for federal income tax purposes, whereas the Public B Holders will not participate in the Conversion and their receipt of cash for fractional interests of Class B Common Stock will constitute a taxable transaction for federal income tax purposes and may be a taxable transaction under applicable state, local, foreign and other tax laws.



                                   18
     For the foregoing reasons, the Special Committee considered it appropriate to obtain the opinion of a financial advisor to the effect that the Recapitalization Plan is fair to the Public B Holders from a financial point of view. As an additional safeguard to the Public B Holders, the Special Committee specifically reserved the right to disallow the
Recapitalization Plan in the event it does not receive the    affirmative
vote of the majority of the holders     of Class B Common Stock, as of the
Record Date,    present in person or by proxy (other than the shares held
by the Cannon Family)    .  The Special Committee will request that the
proxy tabulator for the Special Meeting separately calculate whether such approval has been obtained and report such findings to the Special Committee. If such approval is not obtained, the Special Committee will determine whether or not to exercise the Special Committee Veto Power
within thirty (30) days following the Special Meeting.      In determining
whether or not to exercise the Special Committee Veto Power, the Special Committee will consider, among other things: (i) the aggregate number of Public B Holder shares voted (either in person or by proxy) at the Special Meeting; (ii) the relative percentages of Public B Holder shares voting for and against the transaction; and (iii) market conditions for the Class A Common Stock and Class B Common Stock and (iv) other circumstances and factors deemed appropriate by the Special Committee at the time of the Special Meeting. The Special Committee Veto Power does not give Public B Holders a separate or controlling vote, or any veto power or special right, concerning approval of the Recapitalization Plan.

   Board of Directors' Approval

     Upon receipt of the Special Committee's recommendation, the full Board of Directors deliberated on whether to approve the Recapitalization Plan. In its deliberations, the Board of Directors considered the following factors in addition to the factors and analyses underlying the Special Committee's recommendation: (i) the impact of the Recapitalization Plan on the Company's liquidity, leverage, earnings per share and shareholder return, both individually and in comparison to alternative structures and
(ii) the attractiveness of the investment to the Company, when compared to the current market price of and premium paid for the Class B Common Stock. As part of its analysis, the Board of Directors considered the fact that the Recapitalization Plan would result in a pro forma increase in earnings per share for the year ended June 30, 1995 of $.50 and for the period ended September 30, 1995, of $.07. Unlike the alternative structures explored by the Board of Directors and the Special Committee, this result would be achieved without a material impairment of the Company's liquidity or
leverage position.   Although the Recapitalization Plan will reduce the
Company's working capital by approximately $11,297,268, management believes that the Company will be able to adequately fund its operations through existing cash flow and, if necessary, borrowings under credit facilities, which the Company believes are available.

     The Board of Directors, upon completion of its deliberations and subject to the reservation by the Special Committee of the Special Committee Veto Power, unanimously voted to approve the Recapitalization Plan and to recommend approval of said plan to the shareholders of the Company.

Opinion of Financial Advisor

     The Special Committee retained Llama Company on December    12    ,


                                   19
1995 to act as its financial advisor and to render an opinion to the Special Committee of the Board of Directors as to the fairness of the Recapitalization Plan, from a financial point of view, to the Public B
Holders.     In making the determination that the price to be received by the Public B Holders was fair, the Special Committee considered the several valuation analyses performed by Llama Company which are described below. Based upon valuation ranges of the Class B Common Stock produced by Llama's analyses, the Special Committee submitted a price of $9.00 per share to
Llama Company for its consideration.      On January 26, 1996, Llama
Company rendered its opinion to the Special Committee that the cash consideration of $9.00 per share of Class B Common Stock was fair, from a financial point of view.

     The full text of Llama Company's opinion, which sets forth certain assumptions made, certain procedures followed and certain matters considered by Llama Company, is attached as Appendix B to this Proxy Statement. As set forth therein, Llama Company relied upon the accuracy and completeness of the financial and other information provided to it by the Company and further relied upon the assurances of management that it was unaware of any facts that would make the information provided to it incomplete or misleading. In arriving at its opinion, Llama Company did not perform any independent appraisal of the assets of the Company. No limitations were imposed by the Special Committee with respect to the investigation made, or the procedures followed by, Llama Company in rendering the opinion, and the Company's management cooperated fully with Llama Company in connection therewith. Llama Company's opinion was based on market, economic and other conditions as they existed and could be evaluated at the date of the opinion. The discussion of the opinion in this Proxy Statement is qualified in its entirety by reference to the full text of such written opinion attached hereto. Shareholders are encouraged to read Llama Company's opinion in its entirety.

     In conducting it's analysis and arriving at its opinion, Llama Company, among other things: (a) reviewed a draft of this Proxy Statement;
(b) reviewed the annual reports on Form 10-K for the fiscal years ended June 30, 1991 through June 30, 1995, the Company's quarterly report on Form 10-Q for the three months ended September 30, 1995, and the earnings release for the three months ended December 31, 1995; (c) discussed the past and current business operations and financial condition and the future
prospects of the Company with management;        (d) visited the Company's
facilities and participated in discussions among representatives of the Company and their advisors; (e) analyzed the pro-forma financial impact of the Recapitalization Plan on the Company; (f) reviewed the Proxy Statement in conjunction with the Recapitalization Plan; (g) reviewed financial statements and research reports of companies comparable to the Company and its industry; (h) reviewed the financial terms, to the extent publicly available, of certain comparable transactions; (i) reviewed the historical stock prices of companies which have a dual class of common stock; and (j) reviewed other information on the Company that was provided to Llama by the Company and conducted such other studies, analyses, inquiries and investigations as Llama deemed appropriate.

     In connection with its opinion, Llama Company, among other things, performed the following analyses:

     Analysis of    Current and     Historical Market Prices.  Llama
Company reviewed the historical market price and volume relating to the


                                   20
Company's Class B Common Stock which is traded on the NASDAQ National Market System and noted the following: (a) The closing trade price of Class B Common Stock prior to the public announcement of the Recapitalization Plan for the period one day prior was $6.375, the average closing trade prices for each trading day during the period one week prior was $6.72, the average closing trade prices for each trading day during the period four weeks prior was $6.77, and the average closing trade prices for each trading day during the period ninety days prior was $7.32; (b) The shares of Class B Common Stock traded prior to the public announcement of the Recapitalization Plan on four of the last five trading days (one week prior), on seven of the last nineteen trading days (four weeks prior), and on twenty-eight of the last sixty-two trading days (ninety days prior); (c) The average weekly trading volume and percent of the Company's outstanding publicly-held Class B Common Stock shares traded prior to the public announcement of the Recapitalization Plan were 89,400 shares and 9.56% for the period one week prior, 38,550 shares and 4.12% for the period four weeks prior, and 13,467 shares and 1.44% for the period ninety days prior. This analysis, while not conclusive when evaluated without consideration of all the analyses and factors, indicated a valuation range of the Company's Class B Common Stock of $6.375 to $9.25.

     Analysis of Comparable Publicly-Traded Companies. Llama Company reviewed and compared the financial and market performance of the Company to the financial and market performance of the following companies in the growth truckload segment of the trucking industry which Llama Company
deemed to be reasonably comparable to the Company:    USA Truck, Inc.;
Transport Corp. of America; Heartland Express, Inc.; Frozen Food Express Inc.; M.S. Carriers Inc.; Swift Transportation Co.; Werner Enterprises
Inc.; Landstar System Inc.      Llama Company noted that it was difficult
to select publicly traded companies that could be used to establish direct comparisons with the Company. All the comparable companies have a single class of stock and most of them are considerably larger than the Company. For each of the comparable companies, Llama Company examined certain publicly-available financial data, including revenues, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA), net income, earnings per share, profit margins and annual compounded growth rates. Llama Company also examined key operating statistics and selected balance sheet data for each of the comparable companies. In addition, with respect to each of the comparable companies, Llama Company calculated (a) the price to earnings ratio based on the latest twelve months earnings per share, (b) the price to earnings ratio based on estimated calendar year 1995 earnings per share, (c) the price to EBITDA ratio based on the latest twelve months EBITDA; and (d) the price to book value. This analysis, while not conclusive when evaluated without consideration of all the analyses and factors, indicates a valuation range of the Company's Class B Common Stock of $6.43 to $8.72.

     Analysis of Other Going-Private Transactions. Llama Company analyzed the premiums obtained by companies that have gone private over the past two years. Llama Company noted that it was difficult to find transactions that are identical to the Recapitalization Plan, not just in the same industry but for all industries as a whole. The range of premiums paid for transactions at various points of time prior to public announcement of the transaction was approximately 32.72% to 42.22%. This analysis, while not conclusive when evaluated without consideration of all the analyses and factors, indicates a valuation range of the Company's Class B Common Stock of $8.46 to $9.07.


                                   21
     Analysis of Stock Price Trading Variances of Companies with Dual Classes of Stock. Llama Company analyzed the average monthly trading variances (expressed as a percentage of the average monthly closing price of the non-voting stock divided by the average monthly closing price of the voting stock) for the Company and other companies which have a dual class of stock. The average variances for the Company for the ninety day period ended December 31, 1995 was 68.55%, for the one year period ended December 31, 1995 was 86.07%, and for the three year period ended December 31, 1995 was 87.58%. The variance of closing trade prices for the Company one day prior was 69.86%. The range of average variances for other companies with dual classes of stock for the ninety day period ended December 31, 1995 was 96.07%, for the one year period ended December 31, 1995 was 95.68%, and for the three year period ended December 31, 1995 was 95.54%. This analysis, while not conclusive when evaluated without consideration of all the analyses and factors, indicates a valuation range of the Company's Class B Common Stock of $6.38 to $8.77.

     Discounted Cash Flow Analysis. Llama Company performed a discounted cash flow analysis based upon the Company's projections. The weighted average cost of capital for the Company of 19.23% and for similar public companies of 18%, were used in the analysis to discount the Company's projected cash flows for five years and a terminal value. The terminal value was determined using a range of multiples of 5.2 times to 5.56 times the anticipated cash flow. Adding net working capital and subtracting existing debt results in a net equity valuation of $43.625 million to $51.807 million for the Company. This analysis, while not conclusive when evaluated without consideration of all the analyses and factors, indicates an equity valuation range for each of the Company's total outstanding shares of common stock of $10.08 to $11.97.

     The summary set forth above of the analyses performed by Llama Company does not purport to be a complete description of its analyses. Llama Company believes that its analyses must be considered as a whole and that selecting portions of the factors considered and analyses performed by it, without considering all factors and analyses, could create an incomplete view of the processes underlying its analyses and fairness opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In its analyses, Llama Company made numerous assumptions which it and the Special Committee considered reasonable with respect to the Company's industry, general business and economic conditions and other matters, any of which are beyond the Company's control. Any estimates contained in such analyses are not necessarily indicative of actual value, which may be significantly more or less favorable than as set forth therein. Estimates of value for companies do not purport to be appraisals or necessarily reflect the prices at which companies may actually be sold. Because such estimates are inherently subject to uncertainty, neither Llama, the Special Committee, nor any other third party assumes responsibility for their accuracy.

     Llama Company is a nationally-recognized investment banking firm and as part of its investment banking business, is engaged in: the valuation of businesses and their securities in connection with mergers and acquisitions; negotiated underwritings; competitive biddings, private placements, brokerage and financial advisory services. The Special Committee chose Llama Company as its financial advisor based upon Llama's qualifications, expertise and reputation as well as its knowledge of the
Company.     In this regard, in January, 1995, the Board of Directors
engaged Llama Company to provide general financial advisory services to the

                                   22
Company, including suggestions for improving the Company's capital structure. The Company's general engagement of Llama Company continued until December 5, 1996, when Llama was retained exclusively by the Special
Committee as described herein.      For its services as financial advisor
to the Special Committee, the Company paid Llama Company a fee of $100,000. The Company has also agreed to indemnify Llama Company against certain
liabilities.     Llama Company may provide future services to the Company
or its Board of Directors.

     Dean G. and Rose Marie Cannon and Ms. Alice L. Walton, Chairman and general partner of Llama Company have discussed an arrangement whereby after consummation of the proposed Recapitalization Plan, Ms. Walton would acquire from Mr. and Mrs. Cannon shares of Common Stock representing slightly less than 10% of the total number of shares then outstanding at a price to be mutually agreed upon if and when a formal agreement is reached. It is anticipated that no formal agreement will be reached until after the delivery of the fairness opinion by Llama Company and the public announcement of the proposed Recapitalization Plan. It is also anticipated that if such a stock purchase is consummated, Ms. Walton would be nominated
for membership on the Board of Directors of the Company.     Llama Company
has advised the Company that it believes no conflict of interests exists which would arise from Ms. Walton's possible equity interest in the Company.

        THE FAIRNESS OPINION OF LLAMA COMPANY, ALONG WITH THE TEXT OF ITS REPORTS TO THE SPECIAL COMMITTEE, SHALL BE AVAILABLE FOR INSPECTION AND COPYING AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY LOCATED AT 1457 ROBINSON, SPRINGDALE ARKANSAS 72765, DURING ITS REGULAR BUSINESS HOURS BY ANY INTERESTED EQUITY SECURITY HOLDER OF THE COMPANY OR HIS REPRESENTATIVE WHO HAS BEEN SO DESIGNATED IN WRITING.


                       DESCRIPTION OF THE TRANSACTION


The Recapitalization Plan

     On January 26, 1996, the Special Committee unanimously approved the Recapitalization Plan which consists of the following components:

     (A) a 1-for-500,000 reverse split of the Class B Common Stock to reduce the number of authorized shares of Class B Common Stock from 10 million to 20 shares and the contemporaneous purchase, for cash, of all fractional shares of non-voting Class B Common Stock, at a price of $9.00 per share (prior to giving effect to the Reverse Stock Split);

     (B) the conversion of each whole share of Class B Common Stock outstanding after the Reverse Stock Split into 493,150 shares of voting Class A Common Stock; and

     (C) the reclassification of the Class A Common Stock and Class B Common Stock into a new, single class of Common Stock.

     The Recapitalization Plan will involve an amendment to Article "Fourth" of the Company's Certificate of Incorporation. Such amendment is set forth in Appendix A-1 attached hereto.



                                   23
     The Reverse Stock Split will reduce the number of authorized shares of the Company's Class B Common Stock to 20 shares having a par value of $0.01 per share and will change and reclassify each share of Class B Common Stock into 1/500,000 of a share of Class B Common Stock. The effect of the Reverse Stock Split will be that (a) Public B Holders will have their shares automatically converted into a fractional share equal to the number of their shares divided by 500,000, and each such fractional share automatically will be converted into a right to receive cash in the amount of $9.00 for each pre-split share; and (b) holders of 500,000 or more shares of Class B Common Stock in one name or account on the Effective Date will have their shares automatically converted into the number of shares divided by 500,000, with cash paid in lieu of fractional shares. As a result of the Reverse Stock Split, the Cannon Family will be the sole shareholder of the Class B Common Stock, and the interests of all Public B Holders will be terminated by the Company in exchange for the cash payment of $9.00 per share. Pursuant to the Conversion, the Cannon Family's Class B Common Stock will automatically converted into the right to receive 986,300 shares of Class A Common Stock. The number of shares of Class A Common Stock to be received by the Cannon Family pursuant to the Conversion was determined by multiplying the number of shares of Class B Common Stock held by the Cannon Family prior to the Reverse Stock Split by a fraction whose numerator is $9.00 (the same price per share price to be paid to the Public B Holders) and denominator is $9.125 (the fair market value of the Class A Common Stock on January 25, 1996).

     Outstanding stock options to acquire shares of the Company's Class B Common Stock shall on the effective date of the Recapitalization Plan convert automatically to options to purchase shares of the Company's Class A Common Stock on the basis of .9863 shares of Class A Common Stock for each whole share of Class B Common Stock to which such options currently relate. Except with respect to the foregoing changes in the number and type of shares of Company common stock subject to these options, the terms of the subject options (i.e., exercise price, vesting dates and expiration dates) shall remain unchanged.

      As of December 31, 1995, there were approximately 1,500 holders of record of Class B Common Stock. The Recapitalization Plan will constitute a going private transaction as defined under Rule 13e-3 of the Securities Exchange Act of 1934 (the "Exchange Act") with respect to the Class B Common Stock, and the Company will deregister the Class B Common Stock under the Exchange Act if the Recapitalization Plan is consummated. In connection with the Recapitalization Plan, the Company has filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 with the SEC. The Class A Common Stock, as reclassified into the Common Stock, will continue to be registered under the Exchange Act, and the Company will continue to file reports under the Exchange Act, including Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

Conduct of the Company's Business After the Recapitalization Plan

     The Company expects to continue the ordinary course of its business and operations once the Recapitalization Plan is consummated. The Company's Class A Common Stock, as reclassified into the Common Stock, will remain registered under the Exchange Act and the Company will continue to file Exchange Act reports with the SEC, including the Annual Report on Form
10-K and Quarterly Reports on Form 10-Q.   The Common Stock will also
continue trading on the NASDAQ National Market System following the


                                   24
Recapitalization Plan. The Company currently has no plans to effect a secondary offering of Common Stock following the Recapitalization Plan. However, the Certificate of Incorporation, as amended, will provide for sufficient authorized shares of Common Stock such that the Board of Directors could effect such a secondary offering without seeking additional shareholder approval thereof. In the event of a secondary offering, the Cannon Family may be afforded the opportunity to participate therein. Depending upon prevailing market conditions, sales of Common Stock effected pursuant to any such secondary offering may be at prices greater than the price per share to be paid to the Public B Holders pursuant to the Recapitalization Plan.

     Other than as described in this Proxy Statement, neither the Company nor its management has any current plans or proposals to effect any extraordinary corporate transactions, such as a merger, reorganization, or liquidation; to sell or transfer any material amount of its assets, except as may be needed to satisfy liabilities of the Company; to change its Board of Directors or management; to change its dividend policy or indebtedness or capitalization; or otherwise to effect any material change in its corporate structure or business.

Comparison of Capital Stock Before and After Recapitalization Plan

     The rights, powers and limitations of the Class A Common Stock and Class B Common Stock are set forth in Article Fourth of the Company's Certificate of Incorporation (the "Existing Article Fourth"), which is attached to this Proxy Statement as Appendix A-2 and incorporated herein by this reference. The rights, powers and limitations of the Common Stock to be outstanding following the Recapitalization Plan will be set forth in a Restated Article Fourth, a draft of which is attached to this Proxy Statement as Appendix A-1 and incorporated herein by this reference. The following summary should be read in conjunction with, and is qualified in its entirety by reference to, such Appendices A-1 and A-2.

Voting

     Each share of Class A Common Stock entitles the holder thereof to one vote per share on all matters on which stockholders are entitled to vote, including election of directors. The Class B Common Stock does not entitle holders thereof to any vote except as otherwise provided or required by law. After the Recapitalization Plan, the Company will have a single, voting class of capital stock and each share of the Common Stock will entitle the holder thereof to one vote per share on all matters on which stockholders are entitled to vote, including election of directors. The Recapitalization Proposal will increase the relative voting power of the Cannon Family from 58 to 71 percent of the voting power of the outstanding voting stock of the Company.

     Class B Protection Features

     The Existing Article Fourth contains the following provisions (the "Class B Protection Features") which were designed to reduce or eliminate the economic reasons for the Class A Common Stock and Class B Common Stock to trade at disparate market prices:

     Dividends. In the event the Board of Directors declares a regular cash dividend on either class of existing common stock, the Board of


                                   25
Directors must declare a dividend on the other class of common stock and may in its discretion declare a dividend with respect to the Class B Common Stock which is higher (but under no circumstances lower) than the dividend declared with respect to the Class A Common Stock.

     In all other respects, each share of Class A Common Stock and Class B Common Stock have equal rights with respect to dividends and other distributions in cash, stock or property (including distributions in connection with any recapitalization and upon liquidation, dissolution or winding up of the Company), except that dividends or other distributions payable on common stock in shares of common stock may be made only as follows: (i) in shares of Class B Common Stock to the holders of both Class A Common Stock and Class B Common Stock, (ii) in shares of Class A Common Stock to the holders of Class A Common Stock and in shares of Class B Common Stock to the holders of Class B Common Stock, or (iii) in any other authorized class or series of capital stock to the holders of both classes of common stock.

     Stock Splits, Subdivisions or Combinations. Neither the Class A Common Stock nor the Class B Common Stock may be split, subdivided or combined unless the other is proportionately split, subdivided or combined.

     Class B Protection. If any person or group acquires (other than upon issuance or sale by the Company, by operation of law, by will or the laws of descent and distribution, by gift, or by foreclosure of a bona fide loan) beneficial ownership of shares of Class A Common Stock constituting 10% or more of the then issued and outstanding shares of Class A Common Stock (any person or group making such acquisition being defined as a "Significant Stockholder"), and such person or group does not then own shares of Class B Common Stock (acquired after the original issuance of Class B Common Stock) constituting an equal or greater percentage of all then issued and outstanding shares of Class B Common Stock (the "Required Percentage"), such Significant Stockholder must, within a 90-day period beginning the day after becoming a Significant Stockholder, commence a public tender offer to acquire additional shares of Class B Common Stock necessary to meet the Required Percentage. The penalty applicable to any Significant Stockholder that fails to make an offer required by the terms of the Existing Article Fourth, or to purchase shares validly tendered (after proration, if any), would be to automatically suspend the voting rights of the shares of Class A Common Stock owned by such Significant Stockholder and acquired after the original issuance of Class B Common Stock until consummation of an offer as required by the terms of the Existing Article Fourth or until divestiture of the shares of Class A Common Stock that triggered the offer requirement.

     Mergers and Consolidations. Each holder of Class B Common Stock is entitled to receive the same amount and form of consideration per share as the per share consideration, if any, received by any holder of the Class A Common Stock in a merger or consolidation of the Company (whether or not the Company is the surviving corporation).

     Convertibility. Except as described below, neither the Class A Common Stock nor the Class B Common Stock is convertible into another class of common stock or any other security of the Company. The Class B Common Stock may be converted into Class A Common Stock on a share-for-share basis by resolution of the Board of Directors if, as a result of the existence of the Class B Common Stock, the Class A Common Stock or the Class B Common Stock or both become excluded from quotation on NASDAQ, or, if such shares

                                     26
are then listed on a national securities exchange, from trading on the principal national securities exchange on which the shares are then traded.

     Increase/Decrease in Number of Shares. The number of authorized shares of Class B Common Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of a majority of the votes which may be collectively cast by holders of the Class A Common Stock.

     The Restated Article Fourth will not contain any Class B Protection Features because they will be unnecessary when the Common Stock becomes the only authorized capital stock of the Company. The Recapitalization Plan will also effect certain changes which would otherwise be restricted or prohibited by the Class B Protection Features. The Reverse Stock Split will not apply proportionately to both classes of common stock but will apply solely to the Class B Common Stock. Furthermore, the Conversion does not satisfy the limited exception to the current prohibition on the conversion of either class of common stock into any other class of capital stock. One effect of the Recapitalization Plan will be to amend and modify the Class B Protection Features to the extent they are inconsistent or conflict with the Reverse Stock Split, Conversion or the Reclassification.

      Authorized Common Stock

     The Existing Article Fourth authorizes 10,000,000 shares of Class A Common Stock and 10,000,000 shares of Class B Common Stock. As of December 31, 1995, the Company has outstanding approximately 2,161,352 shares of Class A Common Stock and 2,166,352 shares of Class B Common Stock. The Recapitalization Plan would reduce the authorized capital stock of the Company from the aggregate of 20,000,000 shares of Class A Common Stock and Class B Common Stock to 10,000,000 shares of Common Stock. After implementation of the Recapitalization Plan, approximately 3,147,652 shares of Common Stock will be issued and outstanding, including the 2,166,352 shares of Class A Common Stock which were outstanding prior to the Recapitalization Plan and 1,000,000 (pre-split) shares of Class B Common Stock which will be converted into 986,300 shares of Class A Common Stock as part of the Conversion. Approximately 6,852,348 authorized but unissued shares of Common Stock will be available for issuance from time to time by the Company for any proper corporate purpose.

Federal Income Tax Consequences

THE FOLLOWING DISCUSSION SUMMARIZING CERTAIN FEDERAL INCOME TAX
CONSEQUENCES IS BASED ON CURRENT LAW AND IS INCLUDED FOR GENERAL
INFORMATION ONLY. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX EFFECTS OF THE RECAPITALIZATION PLAN IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES.

     The receipt of cash by a shareholder pursuant to the Recapitalization Plan will be a taxable transaction for federal income tax purposes. Public B Holders will receive only cash in the transaction. Those Public B Holders who own no Class A Common Stock will have their entire stock interest in the company redeemed and generally will recognize gain or loss equal to the difference between the cash received and the shareholder's adjusted tax basis in the surrendered Class B Common Stock. The gain or loss recognized generally will be capital gain or loss if the Class B Common Stock is held as a capital asset. Any such capital gain or loss will be long-term capital gain or loss if the shareholder's holding period

                                     27

for the Class B Common Stock exceeds one year as of the Effective Date.

     Public B Holders who also own Class A Common Stock will receive cash in the transaction for their Class B Common Stock and, after the Conversion, their ownership percentage of the total outstanding shares of Class A Common Stock will be diluted (See "Principal Shareholders; Class A Dilution"). As a result of the dilution, such Stockholders generally will recognize gain or loss equal to the difference between the cash received and the shareholder's adjusted tax basis in the surrendered Class B Common Stock as described above.

     A shareholder who owns 500,000 or more shares of Class B Common Stock and does not hold a number of shares of such stock that is evenly divisible by 500,000 will receive in the Reverse Stock Split and subsequent Conversion a share or shares of Class A Common Stock and cash in lieu of fractional shares of Class B Common Stock. For federal income tax purposes, the cash received by such shareholder will be treated as a dividend to the extent of the shareholder's ratable share of the Company's undistributed earnings and profits, and the balance of the cash, if any, will be treated as received in exchange for property. Taxable gain or loss on any such exchange for property will be realized equal to the difference between the portion of the cash not treated as a dividend and the shareholder's adjusted tax basis in the Class B Common Stock exchange for cash.

     Special taxation and withholding rules may apply to any shareholder that is a nonresident alien or a foreign corporation. Those rules are beyond the scope of this discussion and should be discussed with a personal tax advisor. Shareholders will be required to provide their social security or other taxpayer identification numbers (or, in some instances, certain other information) to the Company in connection with the Reverse Stock Split to avoid backup withholding requirements that might otherwise apply. See "Description of Transaction - Delivery of Certificates Representing Fractional Shares." Each shareholder should deliver such information when the Class B Common Stock certificates are surrendered following the Effective Date. Failure to provide such information may result in backup withholding.

     THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT REFER TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SPECIFIC SHAREHOLDER. SHAREHOLDERS, PARTICULARLY THOSE WHO HAVE ACQUIRED SHARES OF CLASS B COMMON STOCK IN COMPENSATION-RELATED TRANSACTIONS, ARE URGED TO CONSULT THEIR OWN TAX ADVISORS FOR MORE SPECIFIC AND DEFINITIVE ADVICE AS TO THE FEDERAL INCOME TAX CONSEQUENCES TO THEM OF THE TRANSACTION, AS WELL AS ADVICE AS TO THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

Interests of Certain Persons

     Dean G. Cannon is Chairman of the Board of Directors and President of the Company, and Rose Marie Cannon is Secretary, Treasurer and a Director of the Company. The Recapitalization Plan will increase the percentage of outstanding common stock beneficially owned by the Cannon Family from 58% to 71% and will increase their voting control over the Company by an equal percentage. As a result, the Cannon Family will be able to share a greater percentage of the benefits of the Company's potential future growth, cash flow and earnings, if any, than their current equity holdings would afford. Furthermore, the Cannon Family's receipt of shares of Class A Common Stock

                                     28
for their Class B Common Stock as part of the Conversion will constitute a tax-free exchange for federal income tax purposes. In contrast, Public B Holders will not participate in the Conversion and their receipt of cash for fractional interests of Class B Common Stock will constitute a taxable transaction for federal income tax purposes and may be a taxable transaction under applicable state, local, foreign and other tax laws. The Public B Holders also will not have an opportunity to share the benefits of the Company's potential future growth, cash flow and earnings, if any, except to the extent that they otherwise own or purchase shares of Class A Common Stock.

        The increase in the Cannon Family's voting control will also enhance their ability to remove directors without cause, and to cause the Company to effect certain fundamental corporate changes. In addition, the increase in the Cannon Family's voting control of the Company will permit the Cannon Family to amend, alter or repeal certain provisions of the Company's Certificate of Incorporation. Article Fifth ("Article Fifth") of the Company's Certificate of Incorporation in part provides that a director may be removed without cause only upon the vote of two-thirds of the Company's stockholders. As a result of the Recapitalization Plan, the Cannon Family would have the ability to remove any directors of the Company without cause. Article Seventh of the Company's Certificate of Incorporation ("Article Seventh") provides that any person who owns 10 percent or more of the capital stock entitled to vote generally for the election of directors (the "Voting Shares") may not engage in a wide range of major business combinations (such as mergers, consolidations, certain substantial asset sales and similar transactions) unless it is approved by the affirmative vote of at least 66 2/3 percent of the Voting Shares.
Thus, the Cannon Family could be able to cause the Company to engage in such transactions as a result of the Recapitalization Plan, even if the terms of such transactions are inconsistent with the limitations and proscriptions of Article Seventh. The Company's Certificate of Incorporation provides that the foregoing two-thirds voting requirements do not apply if the business combination is approved by a majority of the Company's "continuing directors" or if its terms satisfy certain minimum ratios and thresholds relating to the consideration to be received by the Company's shareholders. The "continuing directors" are generally those directors elected by the shareholders prior to the date on which the substantial stockholder acquired 10 percent of the Voting Shares. Finally, Article Eighth of the Company's Certificate of Incorporation currently provides that the Company may not amend, alter or repeal Article Fifth, Seventh, Eighth, Tenth (precluding shareholder action by informal consent), Twelfth (regarding repeal or amendment of Bylaws) without the approval of either (a) a majority of continuing directors or (b) holders of two-thirds of the Company's voting power. Accordingly, as a result of the Recapitalization Plan, the Cannon Family may amend, alter or repeal significant Articles contained with the Company's Certificate of Incorporation without the approval of a majority of Continuing Directors.

     Members of the Cannon Family have advised the Company that they have no intention of proposing a business combination of the type covered by Article Seventh, or removing a director without cause. Moreover, members of the Cannon Family have advised the Company that they do not intend to seek amendment to the Company's Certificate of Incorporation (except as necessary to effectuate the Recapitalization Plan).

     Section 203 of the DGCL contains similar, but generally less restrictive, limitations on business combinations with interested

                                   29
stockholders which do not apply in the event that the combination is approved by the board of directors and the affirmative vote of 66 2/3 percent of the shareholders who are not affiliated with the interested stockholder. Accordingly, the increase in the Cannon Family's voting control in the Company resulting from the Recapitalization Plan would only affect stockholder approval requirements with respect to a covered transaction in which the Cannon Family was not interested. Moreover, DGCL
Section 203 does not apply to public companies whose voting stock is held of record by fewer than 2,000 shareholders. Management does not believe that the Company satisfies this shareholder requirement and, accordingly, that section 203 does not currently apply to the Company.

     If the Recapitalization Plan is consummated, the Cannon Family would own sufficient voting shares to cause the Company to approve transactions otherwise subject to Article Seventh's restrictions on certain business combinations and to remove directors for no cause. Further, the Cannon Family will possess voting power sufficient to amend or repeal any provision of the Company's Certificate of Incorporation. As a result, the Recapitalization Plan would enhance the Cannon Family's ability to cause the Company to effect the fundamental corporate changes which are restricted by the Certificate of Incorporation. This discussion is necessarily incomplete and is qualified in its entirety by, and reference is made to, the full text of Articles contained in Appendix C attached hereto and incorporated herein by this reference.


Dissenters' Appraisal Rights

     No appraisal or dissenters' rights are available under the DGCL to shareholders who dissent from the Recapitalization Plan. There may exist other rights or actions under the DGCL or federal or state securities laws for shareholders who are aggrieved by the Recapitalization Plan generally. Although the nature and extent of such rights or actions are uncertain and may vary depending upon facts or circumstances, shareholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions.

Delivery of Certificates Representing Fractional Shares

     Promptly following approval of the Recapitalization Plan, ______________, as Exchange Agent will mail transmittal letters and instructions to all shareholders of Class B Common Stock of record on the Record Date to be used in surrendering their certificates representing shares of Class B Common Stock for (a) cash, in the case of Public B Holders, or (b) certificates representing shares of Common Stock, representing the number of shares of Class B Common Stock after giving effect to the Reverse Stock Split and as adjusted to reflect the conversion of such shares of Class B Common Stock into shares of Class A Common Stock, plus cash for any fractional share interests, in the case of the Cannon Family. Until such surrender, certificates representing shares of Class B Common Stock will represent the right to receive cash, in the case of Public B Holders, and the number of shares of Common Stock into which such shares were converted as a result of the Recapitalization Plan, in the case of the Cannon Family. Shareholders are requested not to send in their stock certificates for the Class B Common Stock until they receive instructions from the Exchange Agent.


                                   30
     As soon as practicable after the Special Meeting, the Company will file its Restated Article Fourth with the Secretary of State of Delaware, subject to the authority of the Special Committee to exercise the Special Committee Veto Power, if applicable. The Company has not retained any person to act as solicitor in connection with the consummation of the Recapitalization Plan.

Payment of Cash in Exchange for Fractional Shares

     On the Effective Date, in accordance with the terms of the Recapitalization Plan, holders of certificates representing fractional shares of Class B Common Stock will cease to have any rights as shareholders of the Company and will have only the right to receive cash for their fractional shares. No holder of fractional shares will be entitled to receive cash until the certificates that evidence such fractional shares are surrendered to the Exchange Agent and no interest will accrue in respect thereof. Until so surrendered, all fractional shares will be deemed to evidence the right to receive the amount of cash into which the same has been converted in connection with the Plan. After the Effective Date, there will be no further transfers on the records of the Company of certificates representing fractional shares of Class B Common Stock and, if such certificates are presented to the Company or the Exchange Agent for transfer, they will be canceled against delivery of certificates for cash. Within ten business days after receipt of a certificate that evidences fractional shares, the Exchange Agent will distribute cash with respect to the fractional shares that have been properly surrendered and endorsed.

     The Company will not be liable to any former holder of Class B Common Stock for any amount delivered by the Company to any public official or entity pursuant to applicable abandoned property, escheat or similar laws.

Source of Funds; Financing

     The Company estimates that the total cost to be incurred by the Company to complete the Recapitalization Plan, including cash payments to shareholders for fractional shares of Class B Common Stock and transactional expenses, will be approximately $11,297,168. The Company intends to finance the Recapitalization Plan out of existing internal working capital.

   Management believes that the use of existing working
capital for this purpose will not impair the Company's financial
position.      However, following the Recapitalization Plan, the Company
may procure a $5 million working capital credit facility with an unaffiliated lender secured by the Company's accounts receivable. All fees and expenses will be borne by the Company whether or not the Recapitalization Plan is approved or consummated.

                      HISTORICAL FINANCIAL INFORMATION

     The Company hereby incorporates by reference (i) the audited consolidated financial statements and notes and schedules thereto, contained on pages 16 through 31, Management's Discussion and Analysis of Financial Condition and Results of Operation contained on pages 8 through 10, and the reports of independent certified public accountants contained on pages 15 and 29 of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1995 and (ii) the unaudited consolidated financial statements and notes thereto, contained on pages 2 through 5 and


                                   31
Management's Discussion and Analysis of Financial Condition and Results of Operation contained on pages 6 through 8 of the Company's Quarterly Report
on Form 10-Q for the fiscal period ended September 30, 1995    , and (iii)
the unaudited consolidated financial statements and notes thereto, contained on pages 1 through 4 and Management's Discussion and Analysis of Financial Condition and Results of Operation contained on pages 6 through 9 of the Company's Quarterly Report on Form 10-Q for the fiscal period ended
December 31, 1995.      See "Documents Incorporated By Reference" and "Pro
Forma Financial Information."

                      PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma consolidated financial statements set forth historical information of the Company adjusted to give effect to the Recapitalization Plan, plus estimated fees and expenses. The pro forma adjustments assume that the Recapitalization Plan occurred, for purposes of the statements of income, as of the first day of each period presented, and for purposes of the balance sheet, as of the date of said balance sheet. The pro forma information does not purport to be indicative of the results which may be obtained by the Company in the future or which would actually have been obtained had the transaction occurred during the periods indicated. The pro forma information should be read in conjunction with the historical consolidated financial statements and notes thereto contained in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1995 and Quarterly Report on Form 10-Q for the fiscal period
ended    December 31    , 1995.  See  "Available Information" and
"Documents Incorporated By Reference."




                      (Remainder of Page Intentionally Left Blank)






























                                   32



                                                  CANNON EXPRESS, INC. AND SUBSIDIARIES

                                             PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)


                                                                                             As of June 30, 1995
                                                                                 Historical       Adjustments      Pro Forma
Assets
Current assets:

  Cash and cash equivalents                                                     $12,324,394       (11,297,168)     $1,027,226

  Marketable securities, net of allowance                                         3,493,187                         3,493,187

  Receivables, net of allowance for doubtful accounts
    (September 30, 1995-$148,675; June 30, 1995-$141,175

        Trade                                                                     9,084,562                         9,084,562

        Other                                                                       661,917                           661,917

  Prepaid expenses and supplies                                                   1,680,448                         1,680,448
                                                                                 __________                        __________
Total current assets                                                             27,244,508       (11,297,168)     15,947,340
                                                                                 __________                        __________
Property and equipment:

  Land, buildings and improvements                                                1,143,453                         1,143,453

  Revenue equipment                                                              59,093,534                        59,093,534

  Service, office and other equipment                                             2,129,664                         2,129,664
                                                                                 __________                        __________
                                                                                 62,366,651                        62,366,651

  Less allowances for depreciation                                               14,478,734                        14,478,734
                                                                                 __________                        __________
                                                                                 47,887,917                        47,887,917
                                                                                 __________                        __________

Other assets:

  Receivable from stockholders                                                       23,406                            23,406

  Restricted cash                                                                   813,671                           813,671

  Other                                                                           1,293,757                         1,293,757
                                                                                 __________                        __________
Total other assets                                                                2,130,834                         2,130,834
                                                                                 __________                        __________
                                                                                $77,263,259       (11,297,168)    $65,966,091
                                                                                 __________                        __________











































                                                           33



                                                  CANNON EXPRESS, INC. AND SUBSIDIARIES

                                             PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                                                                          As of June 30, 1995
                                                                               Historical     Adjustments      Pro Forma
Liabilities and stockholders' equity

Current liabilities:
  Trade accounts payable                                                       $   459,319                        $   459,319

  Accrued expenses:
    Insurance reserves                                                           1,337,331                          1,337,331

    Other                                                                        1,485,615                          1,485,615

  Federal and state income taxes payable                                           435,930                            435,930

  Deferred income taxes                                                             29,000                             29,000

  Current portion of long-term debt                                              8,727,272                          8,727,272
                                                                                ___________                        __________
Total current liabilities                                                       12,474,467                         12,474,467
                                                                                ___________                        __________
Long-term debt, less current portion                                            35,353,262                         35,353,262

Deferred income taxes                                                            3,833,000                          3,833,000

Other liabilities                                                                  279,255                            279,255

Stockholders' equity:
  Class A common stock: $.01 par value, authorized
  10,000,000 shares; issued 2,219,477 shares                                       22,195           9,863             32,058
  (pro forma 3,205,777 shares)

  Class B common stock: $.01 par value; authorized
  10,000,000 shares; issued 2,224,477 shares                                       22,245         (22,245)                 0
  (pro forma -0- shares)

  Additional paid-in capital                                                     3,542,356                          3,542,356

  Retained earnings                                                             21,181,034     (11,470,674)         9,710,360

  Unrealized appreciation on marketable
   securities, net of income taxes                                                 927,220                            927,220
                                                                                ___________                        __________
                                                                                25,695,050     (11,483,056)        14,211,994
                                                                                ___________                        __________
  Less treasury stock, at cost (116,250 shares;                                    371,775        (185,888)           185,887
  pro forma 58,125)
                                                                                ___________                        __________
                                                                                25,323,275     (11,297,168)        14,026,107
                                                                                ___________                        __________
                                                                               $77,263,259     (11,297,168)        65,966,091
                                                                                ___________                        __________
Book Value Per Common Share                                                          $5.85           (1.39)         $4.46<F1>
                                                                                ___________                        __________
_________________________________

<F1>     Amount computed based upon number of shares of Common Stock remaining after giving effect to the Recapitalization
         Plan.

































                                                                 34


                                                  CANNON EXPRESS, INC. AND SUBSIDIARIES

                                             PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)


                                                                                             As of December 31, 1995
                                                                                 Historical       Adjustments      Pro Forma
Assets
Current assets:

  Cash and cash equivalents                                                     $18,384,944       (11,297,168)     $7,087,776

  Marketable securities, net of allowance                                         4,642,015                         4,642,015

  Receivables, net of allowance for doubtful accounts
    (September 30, 1995-$148,675; June 30, 1995-$141,175

        Trade                                                                     8,578,326                         8,578,326

        Other                                                                        58,358                            58,358

  Prepaid expenses and supplies                                                   1,283,082                         1,283,082
                                                                                 __________                        __________
Total current assets                                                             32,946,725       (11,297,168)     21,649,557
                                                                                 __________                        __________
Property and equipment:

  Land, buildings and improvements                                                1,143,453                         1,143,453

  Revenue equipment                                                              69,076,700                        69,076,700

  Service, office and other equipment                                             2,158,288                         2,158,288
                                                                                 __________                        __________
                                                                                 72,378,441                        72,378,441

  Less allowances for depreciation                                               14,221,293                        14,221,293
                                                                                 __________                        __________
                                                                                 58,157,148                        58,157,148
                                                                                 __________                        __________

Other assets:

  Receivable from stockholders                                                       23,406                            23,406

  Restricted cash                                                                   814,974                           814,974

  Other                                                                           1,116,636                         1,116,636
                                                                                 __________                        __________
Total other assets                                                                1,955,016                         1,955,016
                                                                                 __________                        __________
                                                                                $93,058,889       (11,297,168)    $81,761,721
                                                                                 __________                        __________











































                                                                 35



                                                  CANNON EXPRESS, INC. AND SUBSIDIARIES

                                             PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                                                                          As of December 31, 1995
                                                                               Historical     Adjustments      Pro Forma
Liabilities and stockholders' equity

Current liabilities:
  Trade accounts payable                                                       $   661,504                        $   661,504

  Accrued expenses:
    Insurance reserves                                                           1,472,945                          1,472,945

    Other                                                                        1,822,340                          1,822,340

  Federal and state income taxes payable                                         1,384,639                          1,384,639

  Deferred income taxes                                                             75,000                             75,000

  Current portion of long-term debt                                             12,822,744                         12,822,744
                                                                                ___________                        __________
Total current liabilities                                                       18,239,172                         18,239,172
                                                                                ___________                        __________
Long-term debt, less current portion                                            43,640,227                         43,640,227

Deferred income taxes                                                            3,292,000                          3,292,000

Other liabilities                                                                  569,632                            569,632

Stockholders' equity:
  Class A common stock: $.01 par value, authorized
   10,000,000 shares; issued 2,219,477 shares                                       22,195           9,863             32,058
   (pro forma 3,205,777 shares)

  Class B common stock: $.01 par value; authorized
   10,000,000 shares; issued 2,224,477 shares                                       22,245         (22,245)                 0
   (pro forma -0- shares)

  Additional paid-in capital                                                     3,542,356                          3,542,356

  Retained earnings                                                             22,633,859     (11,470,674)        11,163,185

  Unrealized appreciation on marketable
   securities, net of income taxes                                               1,468,978                          1,468,978
                                                                                ___________                        __________
                                                                                27,689,633     (11,483,056)        16,206,577
                                                                                ___________                        __________
  Less treasury stock, at cost (116,250 shares;                                    371,775        (185,888)           185,887
  pro forma 58,125)                                                             ___________                        __________
                                                                                27,317,858     (11,297,168)        16,020,690
                                                                                ___________                        __________
                                                                               $93,058,889     (11,297,168)       $81,761,721
                                                                                ___________                        __________
Book Value Per Common Share                                                          $6.31           (1.22)          $5.09<F1>
                                                                                ___________                        __________
_________________________________

<F1>     Amount computed based upon number of shares of Common Stock remaining after giving effect to the Recapitalization
         Plan.

































                                                                 36




                                                  CANNON EXPRESS, INC. AND SUBSIDIARIES

                                             PRO FORMA CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)


                                                                              Three-Month Period Ended December 31, 1995
                                                                              Historical       Adjustments       Pro Forma
Operating revenue                                                             $22,205,240                       $22,205,240

Operating expenses and costs:

  Salaries, wages and fringe benefits                                           7,706,350                         7,706,350

  Operating supplies and expense                                                6,217,455                         6,217,455

  Insurance, taxes and licenses                                                 2,604,719                         2,604,719

  Depreciation and amortization                                                 2,511,208                         2,511,208

  Rents and purchased transportation                                            1,107,700                         1,107,700

  Other                                                                           427,901                           427,901
                                                                               __________                        __________
                                                                               20,575,333                        20,575,333
                                                                               __________                        __________
Operating income                                                                1,629,907                         1,629,907

Other income                                                                      250,145                           250,145

Interest expense                                                                  963,424                           963,424
                                                                                _________                        __________
Income before income taxes                                                        916,628                           916,628

Federal and state income taxes
         Current                                                                  580,000                           580,000
         Deferred                                                                (277,000)                         (277,000)
                                                                                _________                        __________
                                                                                  353,000                           353,000
                                                                               __________                        __________
Net income                                                                        563,628                           563,628

Earnings per share:                                                            __________                        __________
Net income per share                                                                $0.13              .04            $ .17<F1>
                                                                               __________                        __________
Ratio of earnings to fixed charges                                                   1.78                              1.78
                                                                               __________                        __________
Average shares and share equivalents outstanding                                4,420,122       (1,180,052)      $3,240,070<F1>
                                                                               __________                        __________
____________________________

<F1>     Amount computed based upon number of shares of Common Stock to be remaining after giving effect to the
         Recapitalization Plan.






































                                                                 37






                                                  CANNON EXPRESS, INC. AND SUBSIDIARIES

                                             PRO FORMA CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)


                                                                               Six-Month Period Ended December 31, 1995
                                                                              Historical       Adjustments       Pro Forma
Operating revenue                                                             $43,832,825                       $43,832,825

Operating expenses and costs:

  Salaries, wages and fringe benefits                                          15,111,538                        15,111,538

  Operating supplies and expense                                               12,264,739                        12,264,739

  Insurance, taxes and licenses                                                 4,913,009                         4,913,009

  Depreciation and amortization                                                 4,899,283                         4,899,283

  Rents and purchased transportation                                            2,050,550                         2,050,550

  Other                                                                           725,626                           725,626
                                                                               __________                        __________
                                                                               39,964,745                        39,964,745
                                                                               __________                        __________
Operating income                                                                3,868,080                         3,868,080

Other income                                                                      307,504                           307,504

Interest expense                                                                1,812,759                         1,812,759
                                                                                _________                         _________
Income before income taxes                                                      2,362,825                         2,362,825

Federal and state income taxes
         Current                                                                1,101,000                         1,101,000
         Deferred                                                                (191,000)                         (191,000)
                                                                                _________                        __________
                                                                                  910,000                           910,000
                                                                               __________                        __________
Net income                                                                      1,452,825                         1,452,825

Earnings per share:                                                            __________                        __________
Net income per share                                                                $0.33              .12            $ .45<F1>
                                                                               __________                        __________
Ratio of earnings to fixed charges                                                   2.06                              2.06
                                                                               __________                        __________
Average shares and share equivalents outstanding                                4,430,637       (1,180,052)      $3,250,585<F1>
                                                                               __________                        __________
____________________________

<F1>     Amount computed based upon number of shares of Common Stock to be remaining after giving effect to the
         Recapitalization Plan.






































                                                                 38




                                                  CANNON EXPRESS, INC. AND SUBSIDIARIES

                                             PRO FORMA CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)


                                                                                         Year Ended June 30, 1995
                                                                               Historical       Adjustments       Pro Forma
Operating revenue                                                              $79,030,217                        $79,030,217

Operating expenses and costs:

  Salaries, wages and fringe benefits                                           24,905,286                         24,905,286

  Operating supplies and expense                                                22,217,898                         22,217,898

  Insurance, taxes and licenses                                                  7,575,133                          7,575,133

  Depreciation and amortization                                                  7,424,316                          7,424,316

  Rents and purchased transportation                                             3,929,384                          3,929,384

  Other                                                                          1,308,294                          1,308,294
                                                                                ___________                        __________
                                                                                67,360,311                         67,360,311
                                                                                ___________                        __________
Operating income                                                                11,669,906                         11,669,906

Other income                                                                       299,711                            299,711

Interest expense                                                                 2,187,475                          2,187,475
                                                                                ___________                        __________
Income before income taxes                                                       9,782,142                          9,782,142

Federal and state income taxes

          Current (Credit)                                                       4,278,816                          4,278,816

          Deferred                                                                (512,816)                          (512,816)
                                                                                ___________                        __________
                                                                                 3,766,000                          3,766,000
                                                                                ___________                        __________
Net income                                                                       6,016,142                          6,016,142
                                                                                ___________                        __________
Earnings per share:
Net income per share                                                                 $1.35           $.50             $1.85<F1>
                                                                                ___________                        __________
Ratio of earnings to fixed charges <F2>                                               4.63                             4.63
                                                                                ___________                        __________
Average shares and share equivalents outstanding                                  4,440,089     (1,180,052)      $3,260,037<F1>
                                                                                ___________                       ____________


<F1>     Amount computed based upon number of shares of Common Stock to be remaining after giving effect to the
         Recapitalization Plan.
<F2>     Ratio of earnings to fixed charges for the fiscal year ended June 30, 1994 was 4.42.






































                                                                 39


                         SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the name, age and ownership of the Company's Class A and Class B Common Stock with respect to each member of the Board of Directors, the named executive officers (as defined in Item
402 of Regulation S-K), and of the directors and executive officers of the Company as a group.



                                             Class A                              Class B
                                             Shares                               Shares
Directors and Officers          Age          Owned          Percentage<F2>        Owned          Percentage<F2>
Dean G. Cannon<F1>              54          1,243,875           58%              1,103,875           51%
Rose Marie Cannon<F1>           54          1,243,875           58%              1,103,875           51%
Uvalde R. Lindsey               55              *                *                  *                 *
Roy E. Stanley                  51              *                *                  *                 *
Larry L. Patrick                50              *                *                  *                 *
All directors and executive
officers (6 persons)                        1,266,882           59%              1,259,278           58%
___________________________

<F1>     See "Principal Shareholders; Class A Dilution"
<F2>     Percentages are based upon 2,161,352 shares of the Company's Class A Common Stock and 2,166,352 shares of the
         Company's Class B Common Stock outstanding as of December 31, 1995.
*        Denotes ownership of less than 1% of the total outstanding shares of common stock.

No affiliates have purchased Class B Common Stock in the past two years.

                 PRINCIPAL SHAREHOLDERS; CLASS A DILUTION

     The following table sets forth the ownership of the Cannon Family, the only shareholders known to the Company to own directly or indirectly more than 5% of the Company's Class A Common Stock and the Class A Shareholders as a group (excluding the Cannon Family) (i) as of December 31, 1995 and
(ii) on a pro forma basis assuming the consummation of the Recapitalization
Plan.


Name and Address              Class A Stock Owned                          Common Stock Owned
                            as of December 31 , 1995    Percent<F2>     After Recapitalization Plan   Percent<F3>
Cannon Family
1457 Robinson
Springdale,
Arkansas  72764                  1,243,875<F1>             58%                     2,230,175           71%

Class A Shareholders
as a Group (excluding
the Cannon Family)                 917,477                 42%                       917,477           29%

<F1>     Includes 625,000 shares owned of record by Dean G. Cannon, 603,875 shares owned of record by Rose Marie Cannon, 2,500 shares held jointly by Dean and Rose Marie Cannon and presently exercisable options to purchase 12,500 shares.

<F2>     Percentage based upon 2,161,352 shares of Class A Common Stock outstanding on December 31, 1995.

<F3>     Percentage based upon 3,147,652 shares of Common Stock to be outstanding following consummation of the
         Recapitalization Plan.





















                                                                 40



                        MARKET FOR COMMON STOCK; DIVIDENDS

     The Company's Class A Common Stock and Class B Common Stock are traded on the NASDAQ National Market System under the symbols CANXA and CANXB. As of December 31, 1995, the Company had outstanding 2,161,352 shares Class A
Common Stock and 2,166,352 shares of Class B Common Stock. The Company has not paid any dividends on its common stock. On January 25, 1996, the last trade price of the Class A Common Stock was $9.125 per share and the Class
B Common Stock was $6.375 per share. The present policy of the Company is to retain cash earnings to provide funds for operations and expansion of the Company's business. Following the Recapitalization Plan, all authorized and outstanding shares of Class B Common Stock will be cancelled and deregistered under the Exchange Act, each share of Class A Common Stock will be reclassified into Common Stock, and the Common Stock will be the Company's solely authorized class of capital stock. The Common Stock will continue trading on the NASDAQ National Market System following the Recapitalization Plan.

     The range of the high and low bid information for the last eight fiscal quarters is as follows:

                                                                    CLASS A COMMON STOCK              CLASS B COMMON STOCK

                                                                     HIGH          LOW                 HIGH          LOW
YEAR ENDED JUNE 30, 1994:
Second Quarter                                                      $13          $  6 3/4             $10 1/2       $  5 3/4

Third Quarter                                                        15 1/4        12 1/4              12 1/2         10 1/2

Fourth Quarter                                                       14            10 3/4              11 1/4          9 1/4

YEAR ENDED JUNE 30, 1995:

First Quarter                                                       $13 1/2       $10 3/4             $11 1/4       $  8 1/2

Second Quarter                                                       13            11 1/2              12 3/4         10 1/2

Third Quarter                                                        14 1/2        11 3/4              13 3/4         12

Fourth Quarter                                                       14 1/2        12 3/4              13 3/4         11 1/2

YEAR ENDED JUNE 30, 1996:

First Quarter                                                        13 1/4        11 1/2              12 1/2          8

Second Quarter (ended December 31, 1995)                             11 1/2         8 1/2               8              6 1/2

The above over-the-counter market prices reflect inter dealer quotations, without retail mark-ups, mark-downs, or commissions, and may not necessarily represent actual transactions.














                                     41



                           AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files periodic reports, proxy statements, and other information with the Securities and Exchange Commission (the "SEC") relating to its business, financial statements, and other matters. Such reports, proxy statements and other information filed with the SEC by the Company under the Exchange Act, may be inspected and copied at the Public Reference Section of the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the regional offices of the SEC located in Chicago (Suite 1400, Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661) and in New York (Seven World Trade Center, Suite 1300, New York, New York 10048). Copies of such material may also be obtained at prescribed rates by addressing written requests for such copies to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. If the Recapitalization Plan is approved, the Company will continue to be subject to the informational requirements of the Exchange Act.

                     DOCUMENTS INCORPORATED BY REFERENCE

     The following documents previously filed by the Company with the SEC are incorporated by reference in this Proxy Statement and included herewith:

     1.     Annual Report on Form 10-K for the year ended June 30, 1995.

     2. Quarterly Reports on Form 10-Q for the quarters ended September 30, 1995 and December 31, 1995, respectively.

     All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Special Meeting shall be deemed to be incorporated by reference in this Proxy Statement and to be part hereof from the date of filing of such documents.

     Any statement incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein modifies or supersedes such statement. Any such statement so modified or superseded should not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

                               EXPERTS

     The consolidated financial statements of the Company set forth in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1995, have been audited by Baird, Kurtz & Dobson, Independent Accountants, as set forth in their reports thereon included therein and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.





                                     42



                               EXPENSES

     The following is an estimate of the costs and expenses incurred or expected to be incurred by the Company in connection with the Plan. Amounts shown below exclude the cost of paying for fractional shares after the Reverse Stock Split is effected.


     Legal fees and expenses                                     $
     Accounting fees and expenses                                  10,000
     Printing and mailing costs                                    10,000
     Fees to Financial Advisor                                    100,000
     Fees to Exchange Agent                                         2,000
     Miscellaneous, including SEC filing fees                      10,000

          Total                                                  $










































                                     43


                                APPENDIX A-1

                PROPOSED AMENDED AND RESTATED ARTICLE FOURTH
                                   OF THE
             CERTIFICATE OF INCORPORATION OF CANNON EXPRESS, INC.


     FOURTH: The total number of shares of capital stock of which the Company shall have authority to issue is Ten Million (10,000,000) shares of Common Stock having a par value of .01 cents per share.

     Upon the Certificate of Amendment adding this provision to the Restated Certificate of Incorporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the "Effective Date"), and without any further action on the part of the Corporation or its stockholders, each whole share of the Corporation's Class A Common Stock, $0.01 par value per share, including (i) each share of the Corporation's Class B Common Stock, $.01 par value per share, converted into Class A Common Stock on the Effective Date and (ii) shares held in the treasury of the Corporation (collectively the "Old Common Stock"), then issued shall automatically be reclassified, changed and converted into one fully paid and non-assessable share of Common Stock, and certificates previously representing shares of Old Common Stock shall be deemed to represent the same number of shares of Common Stock.




































                              APPENDIX A-2

                         EXISTING ARTICLE FOURTH
                                 OF THE
            CERTIFICATE OF INCORPORATION OF CANNON EXPRESS, INC.



     FOURTH: The aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue is:

     Twenty Million (20,000,000) shares of common stock ("Common Stock"), consisting of Ten Million (10,000,000) shares of Class A Common Stock, par value $0.01 per share ("Class A Common Stock"), and Ten Million
(10,000,000) shares of Class B Common Stock, par value $0.01 per share ("Class B Common Stock").

     Upon the Certificate of Amendment adding this provision to the Restated Certificate of Incorporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the "Effective Time"), and without any further action on the part of the Corporation or its stockholders, each whole share of the Corporation's Common Stock, $0.01 par value (the "Old Common Stock"), then issued (including shares held in the treasury of the Corporation) shall automatically be reclassified, changed and converted into one fully paid and non-assessable share of Class A Common Stock, and certificates previously representing shares of Old Common Stock shall be deemed to represent the same number of shares of Class A Common Stock.

     Terms of the Class A Common Stock and Class B Common Stock. The powers, preferences and rights of the Class A Common Stock and the Class B Common Stock, and the qualifications, limitations or restrictions thereof, shall be in all respects identical, except as otherwise required by law or expressly provided in this Restated Certificate of Incorporation, as amended.

     (a) Voting. At each annual or special meeting of stockholders, each holder of Class A Common Stock shall be entitled to one (1) vote in person or by proxy for each share of Class A Common Stock standing in such person's name on the stock transfer records of the Corporation in connection with the election of directors and all other actions submitted to a vote of stockholders; holders of Class B Common Stock shall not vote on any matters except as otherwise provided by this Restated Certificate of Incorporation, as amended, and the Delaware General Corporation Law.

     (b) Dividends and Other Distributions. The record holders of the Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation as may be declared thereon by the Board of Directors out of funds legally available therefor. Each share of Class A Common Stock and each share of Class B Common Stock shall have identical rights with respect to dividends and distributions (including distributions in connection with any recapitalization, and upon liquidation, dissolution or winding up of the Corporation); provided, that in the case of regular cash dividends the payment per share of Class B Common Stock may be higher (but in no event less) than the payment per share of Class A Common Stock; and provided, further, that dividends or other distributions payable on the Common Stock in shares of Common Stock shall be made to all holders of Common Stock and may be made only as follows: (i) in shares of Class B Common Stock to the record holders of Class A Common Stock and to the record holders of Class B Common Stock, (ii) in shares of Class A Common Stock to the record holders of Class A Common Stock and in shares of Class B Common Stock to the record holders of Class B Common Stock, or (iii) in any other authorized class or series of capital stock to the holders of both classes of Common Stock.

     (c) Convertibility. Except as described in (c)(1) below, neither the Class A Common Stock nor the Class B Common Stock shall be convertible into another class of Common Stock or any other security of the Corporation.

          (1) All outstanding shares of Class B Common Stock may be converted into shares of Class A Common Stock on a share-for-share basis by resolution of the Board of Directors if, as a result of the existence of the Class B Common Stock, either the Class A Common Stock or Class B Common Stock is, or both are, excluded from quotation on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or, if such shares are listed on a national securities exchange, from trading on the principal national securities exchange on which such securities are traded.

          (2) In the event of any conversion of the Class B Common Stock pursuant to subsection (c)(1), certificates which formerly represented outstanding shares of Class B Common Stock will thereafter be deemed to represent a like number of shares of Class A Common Stock and all shares of Common Stock authorized by this Restated Certificate of Incorporation shall be deemed to be shares of Class A Common Stock.

     (d) Class B Protection. (1) If, from and after the Effective Time, any person or group acquires (other than upon issuance or sale by the Corporation, by operation of law, by will or the laws of descent and distribution, by gift, or by foreclosure of a bona fide loan) beneficial ownership of shares of Class A Common Stock constituting 10% or more of the then issued and outstanding shares of Class A Common Stock (such acquisition making such person or group a "Significant Stockholder"), and such person or group does not then own shares of Class B Common Stock acquired after the initial distribution of Class B Common Stock by the Corporation (the "Distribution") constituting an equal or greater percentage of all then issued and outstanding shares of Class B Common Stock, such Significant Stockholder must, within a 90-day period beginning the day after becoming a Significant Stockholder, commence a public tender offer in compliance with all applicable laws and regulations to acquire additional shares of Class B Common Stock (a "Class B Protection Transaction") as provided in this subsection (d) of this Article FOURTH.

          (2) In a Class B Protection Transaction, the Significant Stockholder must offer to acquire from the holders of the Class B Common Stock that number of shares of additional Class B Common Stock (the "Additional Shares") determined by (i) multiplying the percentage of issued and outstanding shares of Class A Common Stock beneficially owned by such Significant Stockholder which were acquired after the Effective Time by the total number of shares of Class B Common Stock issued and outstanding on the date such person or group became a Significant Stockholder, and (ii) subtracting therefrom the total number of shares of Class B Common Stock beneficially owned by such Significant Stockholder on such date which were acquired after the Distribution (including shares acquired on such date at or prior to the time such person or group became a Significant Stockholder). The Significant Stockholder must acquire all shares validly tendered; provided, however, that if the number of shares of Class B Common Stock tendered to the Significant Stockholder exceeds the number of shares required to be acquired pursuant to the formula set forth in this paragraph
(2), the number of shares of Class B Common Stock acquired from each tendering holder shall be pro rata in proportion to the total number of shares of Class B Common Stock tendered by all tendering holders.

          (3) The offer price for any shares of Class B Common Stock required to be purchased by the Significant Stockholder pursuant to a Class B Protection Transaction is the greater of (i) the highest price per share paid by the Significant Stockholder for any share of Class A Common Stock in the six-month period ending on the date such person or group became a Significant Stockholder or (ii) the highest bid price of a share of Class A Common Stock or Class B Common Stock (whichever is higher) on the NASDAQ national Market System (or such other quotation system or securities exchange constituting the principal trading market for either class of Common Stock) on the date such person or group became a Significant Stockholder. For purposes of paragraph (4) below, the applicable date for the calculations required by the preceding sentence shall be the date on which the Significant Stockholder becomes required to engage in a Class B Protection Transaction. In the event that the Significant Stockholder has acquired Class A Common Stock in the six-month period ending on the date, such person or group becomes a Significant Stockholder for consideration other than cash, the value of such consideration per share of Class A Common Stock shall be as determined in good faith by the Board of Directors.

          (4) A Class B Protection Transaction shall also be required to be effected each time a Significant Stockholder acquires shares of Class A Common Stock constituting an additional 10% or more of the then issued and outstanding Class A Common Stock (other than upon issuance or sale by the Corporation, by operation of law, by will or the laws of descent and distribution, by gift, or by foreclosure of a bona fide loan) subsequent to the last acquisition of Class A Common Stock which triggered the requirement for a Class B Protection Transaction, if such Significant Stockholder does not then beneficially own shares of Class B Common Stock acquired after the Distribution constituting an equal or greater percentage of all issued and outstanding shares of Class B Common Stock. Such Significant Stockholder shall be required to offer to buy through a public tender offer that number of Additional Shares prescribed by the formula set forth in paragraph (2) above, and must acquire all shares validly tendered or a pro rata portion thereof, as specified in such paragraph (2) above, at the price determined pursuant to paragraph (3) above, even if a previous Class B Protection Transaction resulted in, fewer shares of Class B Common Stock being tendered than such previous offer included.

          (5) The requirement to engage in a Class B Protection Transaction is satisfied by making the requisite offer and purchasing validly tendered shares, even if the number of shares tendered is less than the number of shares included in the required offer.

          (6) If any Significant Stockholder fails to make an offer required by this subsection (d) of Article FOURTH, or to purchase shares validly tendered and not withdrawn (after proration, if any), such Significant Stockholder shall not be entitled to vote any shares of Class A Common Stock beneficially owned by such Significant Stockholder and acquired by such Significant Stockholder after the Effective Time unless and until such requirements are complied with or unless and until all shares of Class A Common Stock causing such offer requirement to be effective are no longer beneficially owned by such Significant Stockholder. To the extent that the voting power of any shares of Class A Common Stock is so suspended, such shares will not be included in the determination of aggregate voting shares for any purpose under this Restated Certificate of Incorporation or the Delaware General Corporation Law.

          (7) The Class B Protection Transaction requirement shall not apply to any increase in percentage ownership of Class A Common Stock resulting solely from a change in the total amount of Class A Common Stock outstanding, provided, that any acquisition after such change which results in any person or group owning 10% or more of the Class A Common Stock (or an additional 10% or more of the Class A Common Stock subsequent to the last acquisition which triggered the requirement for a Class B Protection Transaction) excluding, with respect to the numerator but not the denominator for the calculation of such percentage, shares of Class A Common Stock held by such Significant Stockholder immediately after the Effective Time (or immediately after the last acquisition which triggered the requirement for a Class B Protection Transaction as the case may be), shall be subject to any Class B Protection Transaction requirement that would be imposed with respect to a Significant Stockholder pursuant to this subsection (d) of Article FOURTH.

          (8) All calculations with respect to percentage ownership of issued and outstanding shares of either class of Common Stock will be based upon the numbers of issued and outstanding shares reported by the Corporation on the last filed of (i) the Corporation's most recent Annual Report on Form 10-K, (ii) its most recent Quarterly Report on Form 10-Q, or
(iii) if any, its most recent Current Report on Form 8-K.

          (9) For purposes of this subsection (d) of Article FOURTH, the term "person" means a natural person, company, government, or political subdivision agency or instrumentality of a government, or other entity. "Beneficial ownership" shall be determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor Rule or regulation. The formation or existence of a "group" shall be determined pursuant to Rule 13d-5(b) under the Exchange Act or any successor Rule or regulation.

     (e) Merger and Consolidation. In the event of a merger or consolidation of the Corporation with or into another entity (whether or not the Corporation is the surviving entity), the holders of Class B Common Stock shall be entitled to receive the same amount and form of consideration per share as the per share consideration, if any, received by any holder of the Class A Common Stock in such merger or consolidation.

     (f) Subdivision of Shares. If the Corporation shall in any manner split, subdivide or combine the outstanding shares of Class A Common Stock or Class B Common Stock, the outstanding shares of the other such class of Common stock shall be proportionally split, subdivided or combined in the same manner and on the same basis as the outstanding shares of the other class of Common Stock have been split, subdivided or combined.

     (g) Power to Sell and Purchase Shares. The Board of Directors shall have the power to cause the Corporation to issue and sell all or any part of any class of stock herein or hereafter authorized to such persons, firms, associations or corporations, and for such consideration, as the Board of Directors shall from time-to time, in its discretion, determine, whether or not greater consideration could be received upon the issue or sale of the same number of shares of another class, and as otherwise permitted by law. The Board of Directors shall have the power to cause the Corporation to purchase any class of stock herein or hereafter authorized from such persons, firms, associations or corporations, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not less consideration could be paid upon the purchase of the same number of shares of another class, and as otherwise permitted by law.

     (h) Increase or Decrease in Number of Shares. The number of authorized shares of Class B Common Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of a majority of the votes which may be collectively cast by holders of the Class A Common Stock.




















































                                APPENDIX B

                          OPINION OF LLAMA COMPANY
                FINANCIAL ADVISOR TO THE SPECIAL COMMITTEE


                                LLAMA COMPANY
                         One McIlroy Plaza, Suite 302
                        Fayetteville, Arkansas  72701
                                (501) 444-4000
                              FAX (501) 444-4042



January 26, 1996



Special Committee of the Board of Directors
Cannon Express, Inc.
1457 Robinson
Springdale, Arkansas  72765

Gentlemen:

We understand that Cannon Express, Inc. (the "Company") intends to recapitalize the Class A and Class B common stock of the Company by means of a reverse stock split whereby the Company intends to purchase the fractional shares of Class B common stock for cash and convert the whole shares of Class B common stock remaining into Class A common stock and to reclassify the Class A and Class B common stock into a new single class of common stock (the "Transaction"). We understand that the Transaction will be submitted to the Company's shareholders for approval at a Special Meeting of the Shareholders. You have supplied us with a January 25, 1996 draft preliminary copy of the proxy statement which describes the Transaction in substantially the form to be sent to the Company's shareholders (the "Proxy Statement").

The special committee has asked Llama Company for our opinion as investment bankers as to the fairness from a financial point of view of the price to be paid in cash to the fractional Class B common stock shareholders. Llama Company is a nationally recognized investment banking firm and, as part of its investment banking business, is engaged in: the valuation of businesses and their securities in connection with mergers and acquisitions; negotiated underwritings; competitive biddings; private placements; brokerage and financial advisory services.

In the course of our analysis for rendering the opinion set forth herein, we have, among other considerations:

(i) Reviewed the annual reports on Form 10-K for the fiscal years ended June 30, 1991 through June 30, 1995, the Company's quarterly report on Form 10-Q for the three months ended September 30, 1995, and the earnings release for the three months ended December 31, 1995;





Special Committee of the Board of Directors
January 26, 1996
Page 2


(ii) Discussed the past and current business operations and financial condition and the future prospects of the Company with management;

(iii) Reviewed certain financial projections of the Company prepared by management;

(iv) Visited the Company's facilities and participated in discussions among representatives of the Company and their advisors;

(v) Analyzed the pro-forma financial impact of the Transaction on the Company;

(vi)     Reviewed the Proxy Statement in conjunction with the Transaction;

(vii) Reviewed financial statements and research reports of companies comparable to the Company and its industry;

(viii) Reviewed the financial terms, to the extent publicly available, of certain comparable transactions;

(ix) Reviewed the historical stock prices of companies which have a dual class of common stock; and

(x) Reviewed other information on the Company that has been provided to us by the Company and conducted such other studies, analyses, inquiries and investigations as we deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by us for purposes of this opinion. With respect to the financial projections used in our analysis, we have assumed that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of senior management of the Company as to the future financial performance of the Company. We have not prepared any independent evaluation or appraisal of the assets of the Company.

In conducting our investigation and analysis and in arriving at our opinion expressed herein, we have taken into account such accepted financial and investment banking procedures and considerations as we have deemed relevant, including (i) the history and business of the Company; (ii) the outlook for the industry in which the Company operates; (iii) the Company's historical revenues, earnings capacity and capitalization; (iv) the current and prospective financial positions, results of operations and cash flows of the Company; (v) the market prices and trading volumes of the Company's common stock; (vi) the economics, performance and market valuations of publicly held companies engaged in relatively similar businesses with relatively similar investment characteristics; (vii) the prices and multiples at which other companies have gone private during the last five years; (viii) the trading discount between the prices of the stock of dual class companies; and (ix) the discounted cash flow analysis. Our opinion is necessarily based on the economic, market, and other conditions as in effect on, and the information made available to us as of the date hereof.



Special Committee of the Board of Directors
January 26, 1996
Page 3



On the basis of, and subject to the foregoing, it is our opinion that as of the date hereof, the price of $9.00 per share to be paid to each holder of shares of Class B common stock holding less than 500,000 shares is fair, from a financial point of view.

Very truly yours,

D. LYNN DEVAULT                    REID C. GIBSON



  /s/ D. Lynn DeVault               /s/ Reid C. Gibson
_____________________              _____________________
D. Lynn DeVault                    Reid C. Gibson
Senior Managing Director           Senior Vice President









































                              APPENDIX C


            ARTICLES FIFTH, SEVENTH, EIGHTH, TENTH, AND TWELFTH
                               OF THE
            CERTIFICATE OF INCORPORATION OF CANNON EXPRESS, INC.


     FIFTH: The business and affairs of the Company shall be managed by the Board of Directors consisting of not less than two (2) nor more than ten (10) persons. The exact number of directors within the limitations specified in the preceding sentence shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors.

     The Board of Directors shall be natural persons of full age. The initial term of office of each director shall expire at the Annual Meeting of Stockholders in 1987. At each annual election commencing at the Annual Meeting of Stockholders of 1987, the successors to the directors shall be elected to hold office for a term of one year. Each director shall hold office until the next annual meeting of stockholders and until his successor shall be elected and qualified or until his death, or until he shall resign.

     Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from the death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the directors then in office, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     During his term of office any director may be removed from his office as a director for cause or otherwise by the vote of 66 2/3% of the stockholders.

SEVENTH:

     A.1. In addition to any affirmative vote required by law or under any other provision of this Certificate of Incorporation, and except as otherwise expressly provided in subparagraph B:

     a. any merger or consolidation of the Company or any subsidiary (as hereinafter defined) with or into (i) any Substantial Stockholder (as hereinafter defined), or (ii) any other corporation (whether or not itself a Substantial Stockholder) which, after such merger or consolidation, would be an Affiliate (as hereinafter defined) of a Substantial Stockholder, or

     b. any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of related transactions) to or with (i) any Substantial Stockholder, or (ii) an Affiliate of a Substantial Stockholder of any assets of the Company or any subsidiary having an aggregate fair market value of $4,000,000 or more, or

     c. the issuance or transfer of the Company or any Subsidiary (in one transaction or a series of related transaction) of any securities of the Company or any Subsidiary to (i) any Substantial Stockholder or (ii) any other Company (whether or not itself a Substantial Stockholder) which, after such issuance or transfer, would be an Affiliate of a Substantial Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate fair market value of $4,000,000 or more, or

     d. the adoption of any plan or proposal for the liquidation or dissolution of the Company proposed by or on behalf of a Substantial Stockholder or an Affiliate of a Substantial Stockholder, or

     e. any reclassification of securities (including any reverse stock split), recapitalization, reorganization, merger or consolidation of the Company with any of its Subsidiaries or any similar transaction (whether or not with or into or otherwise involving a Substantial Stockholder or an Affiliate of a Substantial Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Company or any Subsidiary which is directly or indirectly owned by any Substantial Stockholder or by an Affiliate of a Substantial Stockholder, shall require the affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, considered for the purpose of this Article Seventh as one class ("Voting Shares"). Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

     2. The term "business combination" as used in this Article Seventh shall mean any transaction which is referred to in any one or more clauses
(a) through (e) of Section 1 of this subparagraph A.

     B. The provisions of subparagraph A of this Article Seventh shall not be applicable to any particular business combination, and such business combination shall required only such affirmative vote as is required by law and any other provision of this Certificate of Incorporation, if all of the conditions specified in either of the following paragraphs 1 and 2 are met:

     1. The business combination shall have been approved by a majority of the "Continuing Directors" (as hereinafter defined).

     2.  All of the following conditions shall have been met:

          a.  The ratio of:

               (1) the aggregate amount of the cash and the fair market value of other consideration to be received per share of holders of common stock of the Company ("Common Stock") in such business combination, to

               (2) the market price of the Common Stock immediately prior to the public announcement of the proposal of such business combination, is at least as great as the ratio of

                    (i) the highest per share price (including brokerage commissions, transfer taxes and soliciting dealers' fees) which such Substantial Stockholder has paid for any shares of Common Stock acquired by it within the five year period prior to the business combination.

          to

                    (ii) the market price of the Common Stock immediately prior to the initial acquisition by such Substantial Stockholder of any Common Stock;

          b. The aggregate amount of cash and fair market value of other consideration to be received per share by holders of Common Stock in such business combination:

               (1) is not less than the highest per share price (including brokerage commissions, transfer taxes and soliciting dealers' fees) paid by Substantial Stockholder in acquiring any of its holdings of Common Stock, and
               (2) is not less than the earnings per share of Common Stock for the four full consecutive fiscal quarters immediately preceding the record date for solicitation of votes on such business combination multiplied by the then price/earnings multiple (if any) of such Substantial Stockholder as customarily computed and reported in the financial community;

          c. The aggregate amount of the cash and the fair market value as of the date of the consummation of the business combination of consideration other than cash to be received per share by holders of shares of any other class of outstanding capital stock of the Company shall be at least equal to the highest of the following (it being intended that the requirements of this paragraph B.2.c. shall be required to be met with respect to every class of outstanding capital stock of the Company whether or to the Substantial Stockholder has previously acquired any shares of a particular class of capital stock):

               (1) (if applicable) the highest per share (including any brokerage commission, transfer taxes and soliciting dealers' fees) paid by the Substantial Stockholder for any shares of such class of capital stock acquired by it (1) within the five year period immediately prior to the first public announcement of the proposal of the business combination (the "Announcement Date") or (2) in the transaction in which it became a Substantial Stockholder, whichever is higher;

               (2) (if applicable) the highest preferential amount per share to which the holders of shares of such class of capital stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company;

               (3) the fair market value per share of such class of capital stock (which may be determined by a majority of the Continuing Directors) on the Announcement Date or on the date on which the Substantial Stockholder became a Substantial Shareholder (the "Determination Date"), whichever is higher; and

               (4) (if applicable) the price per share equal to the fair market value per share of such class of capital stock determined pursuant to paragraph B.2.c. (3) above, multiplied by the ratio of (1) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Substantial Stockholder for any shares of such class of capital stock acquired by it within the five-year period immediately prior to the Announcement Date to (2) the fair market value per share of such class of capital stock on the first day in such five-year period upon which the Substantial Stockholder acquired any shares of such class of Voting Shares.

          d. The consideration to be received by holders of the capital stock of the Company in such business combination shall be in cash or in the same form and of the same kind as the consideration paid by the Substantial Stockholder in acquiring the shares of Stock already owned by it;

          e. After such Substantial Stockholder has acquired ownership of not less than 10% of the then outstanding Voting Shares (a "10% Interest") and prior to the consummation of such business combination;

               (1) the Substantial Stockholder shall have taken steps to ensure that the Company's Board of Directors included at all times representation by Continuing Director(s) (as hereinafter defined) proportionate to the ratio that the Voting Shares which from time to time are owned by persons other than the Substantial Stockholder ("Public Holders") bear to all Voting Shares outstanding at such respective times (with a Continuing Director to occupy any resulting fractional Board position);

               (2) there shall have been no reduction in the rate of dividends payable on the Common Stock except as may have been approved by a majority vote of the Continuing Directors;

               (3) such Substantial Stockholder shall not have acquired any newly issued shares of capital stock of the Company, directly or indirectly, from the Company (except upon conversion of convertible securities acquired by it prior to obtaining a 10% Interest or as a result of a pro rata stock dividend or stock split; and

               (4) such Substantial Stockholder shall not have acquired any additional shares of the Company's outstanding Common Stock or securities convertible into or exchangeable for Common Stock except as part of the transaction which results in such Substantial Stockholder acquiring its 10% Interest.

          f. Prior to the consummation of such business combination, such Substantial Stockholder shall not have (i) received the benefit, directly or indirectly (except proportionately as a stockholder), of any loss, advances, guarantees, pledges or other financial assistance or tax credits provided by the Company, or (ii) made any major change in the Company's business or equity capital structure without the approval of a majority of the Continuing Directors; and

          g. A proxy statement responsive to the requirements of the Securities Exchange Act of 1934 shall have been mailed to all holders of Voting Shares for the purpose of soliciting stockholder approval of such business combination. Such proxy statement shall contain at the front thereof, in a prominent place, any recommendations as to the advisability (or inadvisability) of the business combination which the Continuing Directors, or any of them, may have furnished in writing and, if deemed advisable by a majority of the Continuing Directors, an opinion of a reputable investment banking firm as to the fairness (or lack of fairness) of the terms of such business combination, from the point of view of the holders of Voting Shares other than the Substantial Stockholder (such investment banking firm to be selected by a majority of the Continuing Directors, to be furnished with all information it reasonably requests and to be paid a reasonable fee for its services upon receipt by the Company of such opinion.)

     C.  For the purposes of this Article Seventh:

          1. A "person" shall mean any individual, firm, corporation or other entity.

          2. "Substantial Stockholder" shall mean, in respect of any business combination, any person (other than the Company or any subsidiary) who or which as of the record date for the determination of stockholders entitled to notice of and to vote on such business combination, or as of the time of the vote on such business combination, or immediately prior to the consummation of any such transaction,

               (a) is the beneficial owner, directly or indirectly, of not less than 10% of the Voting Shares, or,

               (b) is an Affiliate of the Company and at any time within five years prior thereto was the beneficial owner, directly or indirectly, of not less than 10% of the then outstanding Voting Shares, or

               (c) is an assignee of or has otherwise succeeded to any shares of capital stock of the company which were at any time within five years prior thereto beneficially owned by any Substantial Stockholder, and such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

          3.  A person shall be the "beneficial owner" of any Voting
Shares:
               (a) which such person or any of its Affiliates and Associates (as hereinafter defined) beneficially own, directly or indirectly, or

               (b) which such person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants, or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding or

               (c) which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Company.

          4. The outstanding Voting Shares shall include shares deemed owned through application of section 3 above but shall not include any other Voting Shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise.

          5. "Continuing Director" shall mean a person who was a director prior to October 1, 1986 or who was a member of the Board of Directors of the Company elected by the Public Holders prior to the date as of which the Substantial Stockholder acquired 10% of the then outstanding Voting Shares, or a person designated (before his initial election as a director) as a Continuing Director by a majority of the then Continuing Directors.

          6. "Other consideration to be received" shall mean Common Stock of the Company retained by its Public Holders in the event of a business combination in which the Company is the surviving corporation.

          7. "Affiliate" and "Associate" shall have the respective meanings given those terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1982.

          8. "Subsidiary" means any corporation of which a majority of any class of equity security (as defined in Rule 3a11-1 of the General Rules and Regulations under the Securities Exchange Act of 1934; as in effect on January 1, 1984) which is owned, directly or indirectly, by the Company; provided, however, that for the purposes of the definition of Substantial Stockholders set forth in section 2 of this subparagraph C, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Company.

     D. A majority of the Continuing Directors shall have the power and duty to determine for the purposes of this Article Seventh, on the basis of information known to them, (a) the number of Voting Shares beneficially owned by any person, (b) whether a person is an Affiliate or Associate of another, (c) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in section 3 of subparagraph C, or (d) whether the assets subject to any business combination have an aggregate fair market value of $4,000,000 or more.

     E. Nothing contained in Article Seventh shall be construed to relieve any Substantial Stockholder from any fiduciary obligation imposed by law.

EIGHTH:

     The Company reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding anything to the contrary contained in this Certificate of Incorporation or the bylaws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or the bylaws of the Corporation), the affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding Voting Shares shall be required to amend, alter, change or appeal, or to adopt any provision inconsistent with, Articles Fifth, Seventh, Tenth, Twelfth and this Article Eighth of this Certificate of Incorporation, provided that such 66 2/3 vote shall not be required for, any amendment, alteration, change or repeal recommended to the stockholders by a majority of the Continuing Directors, as defined in Article Seventh.

TENTH:

     Any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company and may not be effected by any consent in writing by such stockholders. Special meetings of stockholders of the Company may be called only by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors or by the Chairman of the Board or President, upon not less than 10 nor more than 60 days' written notice.

TWELFTH:

     The bylaws of the Company may be amended or repealed, or new bylaws may be adopted (a) by the affirmative vote of seventy-five percent of the voting power of the then outstanding Voting Shares; provided that the notice of such meeting of stockholders, whether regular or special, shall specify as one of the purposes thereof the making of such amendment or repeal; or (b) by the affirmative vote of the majority of the Board of Directors at any regular or special meeting.


























































                                 APPENDIX D

                               FORM OF PROXY

                              PRELIMINARY COPY
                            CANNON EXPRESS, INC.
               PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                SPECIAL MEETING OF SHAREHOLDERS,    APRIL 4    , 1996


The undersigned shareholder(s) of Cannon Express, Inc. hereby appoint Dean
G. Cannon and Rose Marie Cannon, and each or either of them, the true and lawful agents and attorneys-in-fact for the undersigned, with the power of substitution, to attend the meeting and to vote the stock owned by or registered in the name of the undersigned, as instructed below, at the
Special Meeting of Shareholders to be held on    Thursday, April 4    ,
1996 at 10:00 a.m., local time, and at any adjournments thereof, for the transaction of the following business.

              ____ FOR                  ____  AGAINST

     To adopt a proposal (the "Recapitalization Plan") to amend Article Fourth of the Company's Certificate of Incorporation to effect (A) a 1-for-500,000 reverse split (the "Reverse Stock Split") of the Company's non-voting class B common stock, par value $0.01 per share (the "Class B Common Stock") and contemporaneous purchase, for cash, of all fractional shares of Class B Common Stock at a price of $9.00 per share (prior to giving effect to the Reverse Stock Split), (B) the conversion of each whole share of Class B Common Stock outstanding after the Reverse Stock Split into 493,150 shares of voting class A common stock, par value $0.01 per share (the "Class A Common Stock") and (C) the amendment of the Certificate of Incorporation to reclassify the Class A Common Stock and Class B Common Stock into a new, single class of common stock.


UNLESS OTHERWISE INSTRUCTED HEREON, IT IS INTENDED THAT THE PROXIES WILL VOTE THESE SHARES FOR THE FOREGOING PROPOSALS. The proxies will vote in their sole discretion upon such other business as may properly come before the meeting.

     Please sign, date and return this proxy as soon as possible.


                                     Dated ______________________, 1996


                                     _____________________________________
                                                   Signature

                                     _____________________________________
                                                   Signature


Please sign exactly as name(s) appear at left. If stock is in the name of two or more persons, each should sign. Persons signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. If a corporation, then signature should be by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.